                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential , for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                           Whitney Holding Corporation
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

    ----------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

(3) Filing Party:

    ----------------------------------------------------------------------------

(4) Date Filed:

    ----------------------------------------------------------------------------

                                 [WHITNEY LOGO]

March 19, 2004


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

          Whitney   Holding   Corporation   will  hold  its  Annual  Meeting  of
Shareholders   on  Wednesday,   April  28,  2004,  at  10:30  a.m.  at  the
Pan-American Life Center, 601 Poydras Street, 11th Floor, New Orleans, Louisiana, for the following purposes:

     1. To elect one director to serve until the 2005 annual meeting and three directors to serve until the 2009 annual meeting.

     2. To vote on a proposal to adopt the new 2004 Whitney Holding Corporation Long-Term Incentive Plan.

     3. To vote on a shareholder proposal that Article XVI of Whitney Holding Corporation's Articles of Incorporation be deleted.

     4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on March 5, 2004 are entitled to notice of, and to vote at, this meeting.

                                By order of the Board of Directors.



                                JOSEPH S. SCHWERTZ, JR.
                                Secretary

 ------------------------------------------------------------------------------

              228 St. Charles Avenue, New Orleans, Louisiana 70130


                             YOUR VOTE IS IMPORTANT

     Whether or not you expect to attend the meeting, your vote is important. If voting by mail, please mark, date, sign and promptly return the enclosed proxy in the accompanying envelope. No postage is required if mailed in the United States. You may also vote toll free over the telephone or through the Internet. You may later revoke your proxy and vote in person.

                                TABLE OF CONTENTS

INFORMATION ABOUT THE MEETING AND VOTING......................................1
Where and when is the Annual Meeting of Shareholders?.........................1
Who may vote at the meeting?..................................................1
How many shares must be present to hold the meeting?..........................1
What proposals will be voted on at the meeting?...............................2
How many votes are required to approve these proposals?.......................2
How are votes counted?........................................................2
How does the Board recommend that I vote?.....................................2
How do I vote my shares without attending the meeting?........................2
How do I vote my shares in person at the meeting?.............................3
What does it mean if I receive more than one proxy card?......................3
May I change my vote?.........................................................3
Is the meeting location accessible to people with disabilities?...............3
How do I get additional copies of SEC filings?................................4
VOTING SECURITIES AND PRINCIPAL HOLDERS.......................................5
PROPOSAL NO. 1 - ELECTION OF DIRECTORS........................................5
BENEFICIAL OWNERSHIP OF DIRECTORS AND MANAGEMENT AND OTHER INFORMATION........6
BOARD OF DIRECTORS AND ITS COMMITTEES........................................10
Board of Directors...........................................................10
Nominating Committee.........................................................10
Shareholder Recommendations of Director Candidates...........................10
Director Qualifications, Qualities and Skills................................11
Identification and Evaluation of Directors...................................11
Audit Committee..............................................................11
Compensation of Directors....................................................12
Report of the Audit Committee................................................12
EXECUTIVE COMPENSATION REPORT................................................13
Summary Compensation Table...................................................15
Option Grants Table..........................................................17
Option Exercises And Year-End Value Table....................................17
Additional Plan Information..................................................18
Stock Performance Graph......................................................19
Retirement Plans; Change in Control Agreements...............................19
PROPOSAL NO. 2 - APPROVAL OF 2004 LONG-TERM INCENTIVE PLAN...................21
PROPOSAL NO. 3 - SHAREHOLDER PROPOSAL REGARDING ARTICLE XVI OF
OUR ARTICLES OF INCORPORATION................................................26
CERTAIN TRANSACTIONS.........................................................28
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................28
AUDITORS.....................................................................28
Former Auditors..............................................................28
Audit Fees...................................................................29
Audit-Related Fees...........................................................29
Tax Fees.....................................................................29
All Other Fees...............................................................29
Audit Committee Pre-Approval Policies and Procedures.........................30
SHAREHOLDER COMMUNICATIONS...................................................30
SHAREHOLDER PROPOSALS........................................................30
OTHER MATTERS................................................................30
DOCUMENTS INCORPORATED BY REFERENCE..........................................30

EXHIBIT A -     WHITNEY HOLDING CORPORATION AUDIT COMMITTEE CHARTER
EXHIBIT B -     WHITNEY HOLDING CORPORATION 2004 LONG-TERM INCENTIVE PLAN
EXHIBIT C -     FULL TEXT OF ARTICLE XVI OF THE CHARTER OF WHITNEY HOLDING
         CORPORATION

                                 [WHITNEY LOGO]


                                 PROXY STATEMENT
                                       FOR
                    ANNUAL MEETING TO BE HELD APRIL 28, 2004

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Whitney Holding Corporation (the Company) of proxies to be voted at the Company's Annual Meeting of Shareholders to be held on April 28, 2004, and at any adjournments or postponements of the meeting. We will begin mailing this Proxy Statement, the Summary Annual Report, the annual report on Form 10-K and the proxy card to shareholders on or about March 19, 2004 and will bear the cost of soliciting proxies. Directors, officers and regular employees of the Company and its banking subsidiary, Whitney National Bank (the Bank), may solicit proxies by mail, telephone, facsimile machine or personal interview and will not receive additional compensation. The Company has retained Morrow & Co., Inc. at an approximate fee of $7,500 plus associated costs and expenses, to assist in the solicitation of proxies.

                    INFORMATION ABOUT THE MEETING AND VOTING

Where and when is the Annual Meeting of Shareholders?

     We will hold the Annual Meeting of Shareholders on April 28, 2004 at 10:30 a.m. at the Pan-American Life Center, 601 Poydras Street, 11th Floor, New Orleans, Louisiana.

Who may vote at the meeting?

The Board set March 5, 2004 as the record date for the meeting. If you owned Company common stock at the close of business on March 5, 2004, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

          o Held directly in your name with our transfer agent, American Stock Transfer & Trust Company, as a "shareholder of record,"

          o Held for you in an account with a broker, bank or other nominee (shares held in "street name"), and

          o Credited to your Whitney National Bank employee account in the Bank's Savings Plus 401(k) Plan.

How many shares must be present to hold the meeting?

     A majority of the Company's outstanding shares of common stock as of the record date must be present at the meeting to hold the meeting and conduct business. This is called a quorum. Under our Articles of Incorporation, the shareholder proposal (Proposal No. 3) has a special quorum requirement of 90% of the outstanding shares of Company common stock. If that special quorum is not present at the meeting, no vote will be taken on Proposal No. 3, but all other matters will be acted upon. On the record date, there were 40,569,928 shares of Company common stock outstanding. Your shares are counted as present at the meeting if you:

          o Properly voted by Internet or telephone or submitted a proxy card prior to the meeting; or

          o    Are present and vote in person at the meeting.

What proposals will be voted on at the meeting?

     There are three proposals scheduled to be voted on at the meeting: 1) Election of four directors. 2) Proposal to adopt the new 2004 Whitney Holding Corporation Long-Term Incentive Plan. 3) Shareholder proposal that Article XVI of the Company's Articles of Incorporation be deleted.

How many votes are required to approve these proposals?

     Directors will be elected by a plurality of the votes cast at the meeting. This means that the four nominees who receive the largest number of "FOR" votes will be elected as directors. The 2004 Long-Term Incentive Plan (Proposal No. 2) will be approved by a majority of the votes cast on that proposal. The shareholder proposal (Proposal No. 3) will be approved only if it receives the affirmative vote of 90% of the shares of Company common stock present in person or by proxy and entitled to vote on the proposal and the special quorum requirement described above is present at the meeting.

How are votes counted?

     You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote with respect to any nominee, your shares will count for purposes of establishing a quorum, but will have no effect on the election of that nominee. If you just sign and submit your proxy card without voting instructions, the proxies will vote your shares "FOR" each director nominee.

     You may vote "FOR" or "AGAINST" or "ABSTAIN" from voting on the 2004 Long-Term Incentive Plan (Proposal No. 2) and the shareholder proposal (Proposal No. 3). If, with respect to either of these proposals, you mark "abstain" on your proxy or attend the meeting and abstain from voting, your shares will count for purposes of establishing a quorum. However, we will not count an abstention as a vote cast on Proposal No. 2, and an abstention on Proposal No. 3 will have the effect of a vote against that proposal. If you just sign and submit your proxy card without voting instructions, the proxies will vote your shares "FOR" Proposal No. 2 and "AGAINST" Proposal No. 3.

     If you hold your shares in street name and do not provide voting instructions to your broker on Proposal No. 2 or Proposal No. 3, stock exchange rules may prevent your broker from voting your shares on those proposals. This situation produces what are commonly called "broker nonvotes." We will not consider broker nonvotes as entitled to vote on Proposal No. 2 or Proposal No. 3, which will effectively reduce the number of shares needed for approval. Specifically, we will treat broker nonvotes as not having been cast on Proposal No. 2, and we will not count broker nonvotes in determining the voting power present for Proposal No. 3. If your broker votes your shares in the election of directors (or on any other proposal as to which he has discretionary authority to vote), we will count all of your shares as present for quorum purposes on all proposals, even if your broker submits broker nonvotes on Proposal No. 2 or Proposal No. 3.

How does the Board recommend that I vote?

     The Board of Directors recommends that you vote "FOR" each of the nominees and "FOR" the adoption of the new Whitney Holding Corporation 2004
Long-Term Incentive Plan (Proposal No. 2). The Board of Directors recommends that you vote "AGAINST" the shareholder proposal (Proposal No. 3).

How do I vote my shares without attending the meeting?

     Whether you hold shares in your own name, in street name, or through the Bank's Savings Plus 401(k) Plan (the 401(k) plan), you may direct your vote without attending the meeting. If you are a shareholder of record or hold shares through the 401(k) plan, you may vote by granting a proxy, as follows:

     o By Internet or Telephone - You may submit your proxy by following the instructions on the proxy card. Shareholders of record who are also participants in the 401(k) plan will receive two proxy cards. If you vote using the Internet or telephone, you do not need to return your proxy card. We have designed telephone and Internet voting procedures that authenticate your identity as a shareholder, allow you to give your voting instructions and confirm that your instructions have been properly recorded. The deadline for telephone and Internet voting is 2:00 p.m. Eastern Standard Time on April 27, 2004.

     o By Mail - You may vote by mail by signing and dating your proxy card (or cards, if you are both a record shareholder and a participant in the 401(k) plan) and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

     For shares held in street name, you should follow the voting directions your broker or nominee provides. You can complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions, your broker or nominee will vote your shares as you have directed.

How do I vote my shares in person at the meeting?

     If you choose to vote at the meeting:

     o If you are a shareholder of record, you should bring the enclosed proxy card and proof of identity.

     o If you hold your shares in street name, you must obtain a broker representation letter in your name from your bank, broker or other holder of record.

     At the appropriate time during the meeting, we will ask the shareholders present whether anyone wishes to vote in person. You should raise your hand to receive a ballot to record your vote.

     Even if you plan to attend the meeting, we encourage you to vote by telephone, Internet or mail so your vote will be counted if you later decide not to attend the meeting.

What does it mean if I receive more than one proxy card?

     It means you hold shares registered in more than one name or hold shares through the 401(k) plan in addition to other shares. To ensure that all your shares are voted, sign and return each proxy card, or if you vote by telephone or Internet, vote once for each proxy card you receive.

May I change my vote?

     Yes. Whether you have voted by mail, telephone or the Internet, you may change your vote and revoke your proxy by:

     o    Voting by telephone or the Internet at a later time,

     o    Submitting a properly signed proxy card with a later date,

     o    Voting in person at the meeting, or

     o    Delivering written notice that you wish to revoke your proxy to Joseph
          S. Schwertz, Jr., Corporate Secretary, at or before the meeting. Mr. Schwertz's office is located in Suite 626, 228 St. Charles Avenue, New Orleans, LA 70130.

Is the meeting location accessible to people with disabilities?

     Yes. The Pan-American Life Center Auditorium, in which the meeting will be held, offers access for people using wheelchairs.

How do I get additional copies of SEC filings?

     Copies of the Company's financial reports, including its reports to the Securities and Exchange Commission (the SEC) on Forms 10-K and 10-Q, with financial statements and financial statement schedules but without exhibits, are available without cost by sending your written request to: Mrs. Shirley N. Fremin, Manager, Investor Relations, Whitney Holding Corporation, P. O. Box 61260, New Orleans, LA 70161, (504) 586-3627 or toll free (800) 347-7272 or
E-mail:. Copies can also be obtained free of charge at the Company's website at .. You can obtain a copy of any listed exhibit to a 10-K or 10-Q by sending your written request to the address furnished above. We will furnish the copy upon payment of a fee.

                      ------------------------------------

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only shareholders of record as of the close of business on March 5, 2004 are entitled to notice of, and to vote at, the meeting. On that date, 40,569,928 shares of common stock, our only class of authorized stock, were outstanding. Each share is entitled to one vote. As of March 5, 2004, the entity named below was, to our knowledge, the only beneficial owner of more than 5% of our outstanding common stock, as determined under Rule 13d-3 of the SEC.

        Name and Address                  Shares Beneficially         Percent of
        of Beneficial Owner                    Owned (1)                  Class

        Private Capital Management                3,615,372               8.52%
          8889 Pelican Bay Boulevard, Suite 500
          Naples, Florida 34108

          (1) Information is based on a Schedule 13G/A filed by Private Capital Management (PCM) on February 13, 2004 with the Securities and Exchange Commission. PCM filed as an Investment Adviser registered under section 203 of the Investment Advisers Act of 1940. Bruce S. Sherman is Chief Executive Officer of PCM and Gregg J. Powers is President. In these capacities, Messrs. Sherman and Powers exercise shared dispositive and shared voting power with respect to shares held by PCM's clients managed by PCM. They disclaim beneficial ownership of the shares held by PCM's clients and disclaim the existence of a group. This figure also includes 40,000 shares owned by Mr. Sherman.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide for a Board of Directors of five to twenty-five persons, divided into five classes serving staggered five-year terms. By Board resolution, the number of directors has been set at 18, four of whom are to be elected this year. Ms. Sullivan was appointed in December 2003 to fill a vacancy on an expanded Board, and pursuant to the Company's Articles of Incorporation, must stand for election by the shareholders at this annual meeting. Our Chief Executive Officer recommended Ms. Sullivan to the Nominating Committee to serve for a term expiring at the Company's 2005 annual meeting. Messrs. Blumenthal, Bullard and Cooper, who were elected at prior shareholder meetings, are nominated to serve for terms expiring at the Company's 2009 annual meeting. The Nominating Committee met in February 2004 to evaluate the four nominees standing for election. Based on the Nominating Committee's evaluation, the Nominating Committee and the Board approved the inclusion of all nominees on the Company's proxy card and recommends shareholders vote FOR all nominees.

     Directors are elected by a plurality of the votes actually cast. We disregard abstentions and broker nonvotes in the election of directors. We expect that each nominee will be available for election. If a nominee is unavailable, the proxies will cast your vote for any substitute nominee the Nominating Committee and the Board recommends.

     The following table sets forth information we obtained from the nominees and other directors about (a) their principal occupations for the last five years, (b) directorships they hold with other public companies and (c) their beneficial ownership of the Company's outstanding stock as of December 31, 2003. Also included is similar information (including beneficial stock ownership) of each of our named executive officers who are listed in the Summary Compensation Table.

           Beneficial Ownership of Directors and Management and Other
                                   Information

                                                                                            Shares      Percent
                                                                     Director   Term      Beneficially     of
Name and Age                    Principal Occupation                  Since     Expires     Owned (+)    Class
------------                    --------------------                 ---------  -------   ------------  -------
Nominees for Term Expiring 2005

Kathryn M. Sullivan, 47        Former President and  Chief             2003     2004         65  (1)        *
                               Executive Officer, Blue Cross
                               and Blue Shield of Louisiana
                               (from 1999-2004); Chief Financial
                               Officer (from 1998-1999)

Nominees for Term Expiring 2009

Harry J. Blumenthal, Jr., 58   President, Blumenthal                   1993     2004     39,937  (2)(3)     *
                               Print Works, Inc.
                               (textiles manufacturing)

Joel B. Bullard, Jr., 53       President, Joe Bullard                  1994     2004     35,658  (2)(4)     *
                               Automotive Companies

Angus R. Cooper II, 61         Chairman and Chief Executive            1994     2004    251,330  (2)(5)     *
                               Officer, Cooper/T. Smith Corp.
                               (shipping service company)

Directors with Continuing Terms

James M. Cain, 70              Former Vice Chairman, Entergy           1987     2007     21,733  (2)(6)     *
                               Corporation (utility holding company);
                               former Chairman of the Board, Chief
                               Executive Officer and President, Louisiana
                               Power and Light Company (electric utility);
                               former Director, Chief Executive Officer and
                               President, New Orleans Public Service, Inc.,
                               retired 1993

Richard B. Crowell, 65         Attorney, Crowell & Owens;              1983     2007    189,013  (7)        *
                               Director, CLECO Corporation

William A. Hines, 67           Chairman of the Board,                  1986     2006    128,475  (2)(8)     *
                               Nassau Holding Corporation
                               (holding company of entities in
                               the oil field service industry);
                               Director, Unifab International, Inc.

John J. Kelly, 69              Chairman of the Board, Pan              1986     2005     25,141  (2)(9)     *
                               American Life Insurance Co. since
                               2004; Chairman, Louisiana Technology
                               Council (nonprofit organization advancing
                               technology in Louisiana); former President,
                               Textron Marine and Land Systems (designs
                               and builds advanced technology vehicles
                               and craft), retired 1999


                                       6


                                                                                            Shares      Percent
                                                                     Director   Term      Beneficially     of
Name and Age                    Principal Occupation                  Since     Expires     Owned (+)    Class
------------                    --------------------                 --------   -------   ------------  --------

E. James Kock, Jr., 75         Former President, Bowie Lumber          1965     2008     87,575  (2)(10)    *
                               Associates, Downmans Associates,
                               Jeanerette Lumber & Shingle Co., Ltd.
                               and White Castle Lumber & Shingle
                               Co., Ltd. (land and timber holdings,
                               and investments), retired 1993

Alfred S. Lippman, 65          Co-Manager, Lippman, Mahfouz,           1996     2006    108,426  (2)(11)    *
                               Tranchina & Thorguson,  LLC
                               Attorneys at Law

Michael L. Lomax, 56           President, Dillard University           2002     2007      6,492  (2)(12)    *
                               since 1997

William L. Marks, 60           Chairman of the Board and               1990     2005    575,807  (13)       1.36%
                               Chief Executive Officer of the
                               Company and the Bank since 1990;
                               Director, Adtran, Inc.; Director,
                                    CLECO Corporation

R. King Milling, 63            President of the Company                1979     2008    245,815  (14)       *
                                    and the Bank since 1984

Eric J. Nickelsen, 59          Real estate developer and part          2000     2005     14,496  (2)(15)    *
                               owner, John S. Carr & Company,
                               Inc. (January 1998 to present); former
                               Chairman of the Board, CEO and President,
                               Barnett Bank of West Florida (December 1993
                               to January 1998)

John G. Phillips, 81           Former Chairman of the Board            1972     2008     25,050  (2)(16)    *
                               and Chief Executive Officer, The
                               Louisiana Land and Exploration
                               Company (oil and gas exploration
                               and production), retired 1985;
                               Director, Energy Partners, Ltd.

Carroll W. Suggs, 65           Chairman of the Board, National         1996     2006     18,600  (2)(17)    *
                               Ocean Industries Association
                               (2003-2004), Vice Chairman
                               (2002-2003) (trade association
                               representing a broad base of offshore/
                               ocean related industries); former
                               Chairman, Chief Executive Officer
                               and President Petroleum Helicopters,
                               Inc., retired 2001; Director,
                               GlobalSantaFe Corporation; Director,
                               Pogo Producing Company


                                       7


                                                                                            Shares      Percent
                                                                     Director   Term      Beneficially     of
Name and Age                    Principal Occupation                  Since     Expires     Owned (+)    Class
-----------                     --------------------                 --------   -------   ------------  --------

Dean E. Taylor, 55             Chairman (since 2003),  President       2002     2007      6,519  (2)(18)    *
                               (since 2001) and Chief Executive
                               Officer (since 2002), Tidewater,
                               Inc. (marine offshore supply);
                               Executive Vice President, Tidewater,
                               Inc. (2000-2001), Senior Vice
                               President (1998-2000)

Thomas D. Westfeldt, 52        President, Westfeldt Brothers, Inc.     2002     2008     10,275  (2)(19)    *
                               (green coffee importing firm)

Executive Officers

Robert C. Baird, Jr., 53       Executive Vice President of the           -        -     144,751  (20)       *
                               Company and the Bank since 1995;
                               Division Executive, Louisiana Banking
                               Division; President and Director,
                               Avoca, Inc.

Thomas L. Callicutt, Jr., 56   Executive Vice President and Chief        -        -      57,799  (21)       *
                               Financial Officer of the Company and
                               the Bank since 1999 and Treasurer of
                               the Company since 2001; Senior Vice
                               President and Comptroller of the Bank
                               from 1998 to 1999

John C. Hope III, 54           Executive Vice President of the           -        -     171,581  (22)       *
                               Company since 1994 and the Bank since 1998;
                               Division Executive, Gulf Coast Region;
                               Chairman of the Board, Energy South, Inc.

All 25 directors and executive
officers of the Company as a group                                                    2,579,410  (23)       6.08%
---------------------------------

 * Less than 1% of the outstanding common stock.

(+) Ownership shown includes direct and indirect ownership and, unless otherwise noted and subject to community property laws where applicable, each of the shareholders has sole investment and voting power with respect to reported holdings.

(1) At its February 2004 meeting the Board appointed Ms. Sullivan as a member of the Company's Audit Committee. As of the date of this Proxy Statement, Ms. Sullivan has not attended a meeting of the Audit Committee.

(2) The share totals for directors noted include the following shares subject to option that have been granted pursuant to the Directors' Compensation Plan. All such options are immediately exercisable: Messrs. Blumenthal, Cain, Hines, Kelly and Phillips' share totals include options on 18,000 shares; Messrs. Bullard and Cooper's share totals include options on 16,500 shares; Mr. Lippman's and Ms. Suggs' share totals include options on 15,000 shares; Mr. Kock's share total includes options on 9,000 shares; Mr. Nickelsen's share total includes options on 7,500 shares; and Dr. Lomax's and Messrs. Taylor and Westfeldt's share totals include options on 6,000 shares.

(3) Mr. Blumenthal is a member of the Company's Audit and Executive Committees. His share total includes shared voting and investment power with respect to 11,137 shares owned by a member of Mr. Blumenthal's family, for which beneficial ownership is disclaimed.

(4) Mr. Bullard is a member of the Company's Nominating Committee. His share total includes 3,375 shares in a profit sharing trust and 7,860 shares in family trusts, for which beneficial ownership is disclaimed.

(5)  Mr.  Cooper  is a  member  of  the  Company's  Compensation  and  Executive
     Committees.

(6)  Mr. Cain is a member of the Company's Audit and Nominating Committees.

(7) Mr. Crowell is a member of the Company's Audit Committee. His share total includes 2,000 shares in Mr. Crowell's family trusts over which Mr. Crowell has voting rights, but for which beneficial ownership is disclaimed.

(8)  Mr. Hines is a member of the Company's Executive Committee.

(9)  Mr.  Kelly  is  a  member  of  the  Company's  Compensation  and  Executive
     Committees.

(10) Mr. Kock is a member of the Company's Executive and Nominating Committees. His share total includes 12,660 shares over which Mr. Kock holds a usufruct, 9,803 shares owned by several trusts for the benefit of his children, for which he serves as trustee and for which beneficial ownership is disclaimed and 3,525 shares owned by members of Mr. Kock's family, for which he disclaims beneficial ownership.

(11) Mr. Lippman is a member of the Company's Audit and Executive Committees. His share total includes 56,419 shares held for the benefit of Mr. Lippman in his law firm's 401(k) plan.

(12) Dr. Lomax is a member of the Company's Executive Committee.

(13) Mr. Marks is an ex-officio member of the Company's Executive Committee. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program and 1997 Long-Term Incentive Plan: 63,000 shares of restricted stock and options on 321,471 shares, all immediately exercisable. His share total also includes 7,582 shares of stock held for his benefit in the 401(k) plan.

(14) Mr. Milling is an ex-officio member of the Company's Executive Committee. His share total includes the following restricted and optioned shares granted pursuant to the Company's Long-Term Incentive Program and 1997 Long-Term Incentive Plan: 18,800 shares of restricted stock and options on 86,248 shares, all immediately exercisable. His share total also includes 6,468 shares of stock held for his benefit in the 401(k) plan.

(15) Mr. Nickelsen is a member of the Company's Audit and Executive Committees.

(16) Mr. Phillips is a member of the Company's Compensation Committee.

(17) Ms. Suggs is a member of the Company's Compensation Committee.

(18) Mr. Taylor is a member of the Company's Compensation and Executive Committees.

(19) Mr. Westfeldt is a member of the Company's Executive Committee.

(20) Mr. Baird's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program and 1997 Long-Term Incentive Plan: 14,775 shares of restricted stock and options on 93,247 shares, all immediately exercisable. His share total includes 4,347 shares of stock held for his benefit in the 401(k) plan.

(21) Mr. Callicutt's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's 1997 Long-Term Incentive Plan: 10,750 shares of restricted stock and options on 42,749 shares, all immediately exercisable.

(22) Mr. Hope's share total includes the following restricted stock and shares subject to option granted pursuant to the Company's Long-Term Incentive Program and 1997 Long-Term Incentive Plan: 14,775 shares of restricted stock and options on 93,247 shares, all immediately exercisable. His share total also includes 2,000 shares of stock owned by Mr. Hope's children and his wife's 20% ownership in a trust that owns 150 shares, for which beneficial ownership is disclaimed and also includes 6,125 shares of stock held for his benefit in the 401(k) plan.

(23) The Bank serves as trustee of the Whitney National Bank Retirement Trust, which held 182,200 shares (.43%) as of December 31, 2003. An executive officer of the Company serves with other Bank employees on a committee which makes voting and investment decisions with respect to these shares. Shares held by the trust have been included only in the calculation of the beneficial ownership of all executive officers and directors as a group.


                      BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

     The Company's Board held 12 meetings in 2003. The Board consists of 18 directors, including two employee directors. The Board has determined that all 16 nonemployee directors are independent under applicable rules of The Nasdaq Stock Market, Inc. During 2003 the Board continued its longstanding practice of convening in executive sessions by having two such sessions at the end of Board meetings. Messrs. Marks and Milling, who are the two employee directors, and all other employees, excused themselves from the executive sessions. Mr. Phillips, the Chairman of the Company's Compensation Committee, chaired the 2003 executive sessions, which were held in February and June.

     In addition to the Board meetings, the directors provide significant corporate governance oversight through the Company's Executive Committee. The Executive Committee currently consists of 12 directors and thus comprises two-thirds of the Board. During 2003 the Executive Committee met 24 times. Among its other duties, the Executive Committee receives quarterly briefings from management on operational, legal, compliance and community reinvestment act matters.

     All directors other than Messrs. Blumenthal and Hines, both of whom serve on the Executive Committee, attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which they served. The Company expects its directors to attend each annual meeting. In 2003 all of the directors attended the Company's annual meeting.

Nominating Committee

     The Company has a standing Nominating Committee. The Nominating Committee is comprised of Messrs. Bullard, Cain and Kock, all of whom are independent, as independence is defined for nominating committee members in the listing standards of The Nasdaq Stock Market, Inc. The Nominating Committee held no meetings in 2003. Its functions include (i) identifying individuals qualified to become Board members, (ii) recommending individuals to be nominated by the Board for election as directors of the Company and (iii) nominating candidates for election to the Board in the event of a vacancy between shareholder meetings. Prior to the Board's adoption in January 2004 of a written charter defining the role and responsibilities of the Nominating Committee, the Company had not fully defined the Nominating Committee's functions and operating procedures. A current copy of the charter is available to shareholders on our website at

Shareholder Recommendations of Director Candidates

     Historically the Nominating Committee has not considered director candidates recommended by shareholders. In February 2004 the Board of Directors voted to consider recommendations for director candidates from any shareholder entitled to vote for the election of directors at the Company's Annual Meeting of Shareholders, provided the shareholder follows the procedures set forth below.

     Eligible shareholders wishing to recommend a candidate for consideration by the Nominating Committee as a director of the Company shall submit in writing a timely notice including the candidate's name and address, along with adequate information as to the candidate's qualifications, to the Corporate Secretary at the following address:

             Mr. Joseph S. Schwertz, Jr. Corporate Secretary
             Whitney Holding Corporation 228 St. Charles Avenue,
             Suite 626 New Orleans, LA 70130

     To be considered timely for next year's annual meeting, the shareholder's notice must be delivered to, or mailed and received at, the above address by a date not later than Novemer 19, 2004.

Director Qualifications, Qualities and Skills

     The Nominating Committee believes all director nominees should meet certain qualifications and possess certain qualities or skills. The Committee believes each director nominee should at a minimum:

     (1) Be of the highest character and integrity, with an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

     (2) Be free of any conflict of interest that would violate any applicable laws or regulations or interfere with the proper performance of the responsibilities of a director;

     (3) Be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member, as applicable (including developing and maintaining sufficient knowledge of the Company and its industry; reviewing and analyzing reports and other information important to Board and committee responsibilities; preparing for, attending and participating in Board and committee meetings; and satisfying appropriate orientation and continuing education guidelines);

     (4) Have the capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency; and

     (5) If also serving on the board of the Bank, directly own at least $1,000 of Company stock.

Identification and Evaluation of Directors

     The Nominating Committee is charged with identifying individuals qualified to become Board members and recommending individuals to be nominated by the Board for election. The Committee's criteria for identifying, reviewing and selecting potential director nominees for election to the Board is set forth in the Nominating Committee Charter. To identify a candidate to fill a vacancy on the Board, the Nominating Committee seeks recommendations from the Company's directors. The Board believes that the Company's directors are in the best position to identify individuals with the necessary qualifications, qualities and skills to serve the Company and its shareholders. To evaluate a director candidate, whether recommended by the Nominating Committee or a shareholder, the Committee will consider and assess the skills and background of the individual and any other issues and factors that the Committee deems appropriate, applying the criteria set forth in the Nominating Committee charter.

Audit Committee

     The Company has a standing Audit Committee comprised of Messrs. Blumenthal, Cain, Crowell, Lippman and Nickelsen and, as of her appointment in February 2004, Ms. Sullivan. Although Mr. Lippman meets current

Nasdaq Stock Market, Inc. independence requirements, the Company's relationship with his law firm will disqualify him from service on the Audit Committee subsequent to the 2004 annual meeting. Mr. Lippman intends to resign from the Audit Committee prior to the annual meeting. The Board has determined that Messrs. Blumenthal, Cain, Crowell and Nickelsen and Ms. Sullivan meet the independence criteria under the newly adopted listing qualifications of The Nasdaq Stock Market, Inc. for service on the Audit Committee. In addition, the Board has determined that Messrs. Blumenthal, Cain, Crowell and Nickelsen and Ms. Sullivan have the attributes of an "audit committee financial expert" as defined in applicable SEC regulations.

     The Audit Committee is governed by a written charter approved by the Board. A copy of this charter, as revised in 2004 to conform with new Nasdaq listing standards, is included in this Proxy Statement as Exhibit A. Information regarding the functions of the Audit Committee and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included below.

Compensation of Directors

     All Company directors are also directors of the Bank. During 2003 the Bank paid its nonemployee directors annual fees of $12,000 and $1,000 for each day on which a director attended meetings. The Company does not pay nonemployee directors additional fees for attendance at meetings of the Company's Board and committees that meet on the same days as their Bank counterparts.

     In 2001 our shareholders approved the amended and restated Directors' Compensation Plan. For each nonemployee director, this plan (a) awards 450 shares of common stock annually, (b) granted 1,500 nonqualified stock options in 2001 and grants 3,000 annually thereafter and (c) allows directors to defer all or part of their annual stock awards and fees and any gains realized on the exercise of options granted under the plan. We have adjusted these totals to reflect the 3-for-2 stock split effective April 2002. Any deferred amounts are credited to a bookkeeping account we maintain for each director. Directors can allocate deferred amounts among an equity fund, S&P 500 Index Fund, a fixed income fund, a money market fund and credits representing shares of the Company's common stock. Earnings and losses based on the performance of the selected investments are periodically credited to each director's account;
however, we are not required to actually acquire any asset based on the directors' allocations. We established a rabbi trust and, as long as this plan continues, we intend to contribute to this trust to fund our obligations under the plan. We distributed plan benefits as designated by each director, which is usually after the director is no longer on the Board. Benefits are equal to the amount credited to a director's account at the time of distribution.

Report of the Audit Committee

     The following Audit Committee Report does not contain soliciting material and should not be deemed by any general statement incorporating by reference this Proxy Statement to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee assists the Board of Directors in monitoring the Company's accounting and financial reporting process and has a key role in the oversight and supervision of the Company's outside Independent Public Accountant/Auditor(IPA/A). This role includes sole authority to (i) appoint or replace the Company's IPA/A; (2) pre-approve all audit or permissible nonaudit services the Company's IPA/A performs on behalf of the Company and (3) approve compensation related to all auditing services and any permissible nonaudit services. The Audit Committee also oversees the Company's procedures for the receipt, retention and treatment of complaints the Company receives regarding accounting, internal accounting controls or auditing matters and reviews all related party transactions for potential conflicts of interest. Shareholders interested in greater detail as to the functions and responsibilities of the Audit Committee should refer to the Audit Committee Charter attached to this Proxy Statement as Exhibit A.

     Management has the primary responsibility for the financial statements and reporting process including the system of internal control. In fulfilling its oversight responsibilities for 2003, the Committee reviewed and discussed with management the audited financial statements in the annual report on Form 10-K. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

     The Committee reviewed the audited financial statements with the IPA/A, who is responsible for expressing an opinion on the conformity of those statements with GAAP and discussed with the IPA/A its judgment as to the quality, not just the acceptability, of the Company's accounting principles and the matters required to be communicated by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Committee has also received the written disclosures and letter required by the Independence Standards Board Standard No. 1 and has discussed with the IPA/A its independence and considered the compatibility of nonaudit services with the IPA/A's independence.

     The Committee discussed with the Company's Internal Auditors and IPA/A the overall scope and plans for their respective audits. The Committee meets with the Internal Auditors and the IPA/A to discuss the results of their audits, their evaluations of the Company's system of internal control, and the overall quality of the Company's financial reporting. Both the Internal Auditors and the IPA/A have unrestricted access to the Audit Committee. The Committee held eight meetings during fiscal year 2003.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board selected the Company's IPA/A.

                                Audit Committee of the Board of Directors

                                Richard B. Crowell, Chairman
                                Harry J. Blumenthal, Jr.
                                James M. Cain
                                Alfred S. Lippman
                                Eric J. Nickelsen


                          Executive Compensation Report

     The Compensation Committee is comprised of five nonemployee directors of the Company, all of whom are independent, as independence is defined for compensation committee members in the listing standards of The Nasdaq Stock Market, Inc. The Committee meets regularly to discuss and make decisions on matters involving executive compensation and the Company's qualified and nonqualified employee benefit plans. In 2003 the Committee met five times.

     The Committee is committed to ensuring the Company's total compensation package for the Chief Executive Officer, the other named executive officers and other key senior officers will serve to:

     o Attract, retain and motivate outstanding management staff who add value to the organization based on individual and team contributions;

     o Provide a highly competitive base salary structure in all markets where we operate;

     o Clearly link annual variable pay opportunities to attainment of pre-defined performance measures that yield superior results; and

     o    Facilitate   employee   ownership   through   equity   components   of
          performance-based   long-term   incentive  stock  plans  that  enhance
          shareholder value.

     Base Compensation. To ensure the competitiveness of the Company's total compensation package, the Committee reviews salary survey information developed by the Bank's Human Resources Department regarding the compensation practices of a peer bank group. The peer bank group is comprised of 12 high-performing banks, including Whitney, located in the south central region of the United States with assets in the $5-$49 billion range. Additionally, the Committee reviews financial industry salary survey information developed by a national consulting firm and information developed by outside compensation consultants. The goal of the Committee is to set executive officer base salaries slightly above the median for similar positions within the banking industry. Each July, after considering an assessment of each individual officer's performance, market salary survey data and the Chief Executive Officer's recommendations, the Committee sets the annual salary of all executive officers.

     Annual Bonus. Executive officers participate in the Company's Executive Compensation Plan approved by the Board of Directors and administered by the Compensation Committee. The plan provides participants the opportunity to earn an annual cash bonus if designated performance goals are achieved. The Company must achieve minimum threshold goals before any bonuses are earned. The performance measurements used in 2003 were return on average assets and return on average equity. Under the plan the Chief Executive Officer can earn a maximum bonus equal to 75% of base salary while other executive officers can earn a maximum bonus equal to 50-60% of base salary. The Chief Executive Officer's bonus is based 100% on Company performance. The Committee sets the bonus amounts earned by all other executive officers after consideration of both Company and individual performance. The Summary Compensation Table lists the bonus amounts earned by each named executive officer under the plan for performance in 2003 as approved by the Committee.

     Long-Term Incentives. In 2003, after reviewing the financial performance of the Company and other key factors, the Committee granted to the Chief Executive Officer, the other named executive officers and other key employees long-term incentive awards under the provisions of the shareholder-approved 1997 Long-Term Incentive Plan. These awards are designed to link the future financial performance of the Company to the financial interests of its executives. Long-term incentive awards the Committee granted include performance-based restricted stock, and incentive and nonqualified stock options. Restricted stock awards vest three years from the date of grant. Stock options vest six months and one day from the grant date and expire ten years from the grant date.

     The Committee sets each restricted stock award at a target amount which is subject to increase or decrease, between 0% and 200%, based upon the Company's return on average assets and return on average equity compared to the regional peer bank group during a three-year performance cycle. The awards are also subject to a three-year service-related vesting schedule.

     Executive Benefit Plans. Executive officers of the Company participate in a noncontributory supplemental executive retirement plan and also may elect to defer receipt of cash compensation through the Company's Deferred Compensation Plan. The Committee believes these plans are necessary to ensure the Company's executive compensation package provides sufficient opportunity to accumulate necessary funds for retirement.

     Compensation of the Chief Executive Officer and Chairman. Based upon the executive compensation practices described in this report, the Committee approved an increase in the annual base compensation of William L. Marks, Chief Executive Officer and Chairman of the Company and the Bank, to $875,000 effective July 1, 2003. This represents an increase of $15,000 over his previous annual salary of $860,000. With respect to fiscal year 2003, the Committee awarded Mr. Marks a performance bonus under the Executive Compensation Plan in the amount of $485,800. The bonus was based solely on the attainment of Company performance goals related to return on average assets and return on average equity.

     Mr. Marks also received a target award of 25,000 shares of performance-based restricted stock. The amount of the award will be finally determined (between 0% and 200% of the target amount) at the conclusion of a three-year performance cycle ending December 31, 2005, based upon the Company's return on average assets and return on average equity when compared to the peer bank group. The award will vest on June 9, 2006, provided Mr. Marks is employed by the Company and/or the Bank on that date. Mr. Marks also received an aggregate grant of 50,000 incentive and nonqualified stock options, which became exercisable six months and one day after the date of grant. The exercise price of these options is $33.665 per share, which was the fair market value of the Company's common stock as of the grant date.

     Deduction for Compensation. Under Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to the Chief Executive Officer or to any of the four other most highly compensated executive officers generally cannot be deducted. Certain performance-based compensation is exempt from the calculation of the $1 million limit. The Committee intends that grants and awards under the 1997 Long-Term Incentive Plan constitute performance-based compensation within the meaning of the Internal Revenue Code. The Committee has retained the discretion to pay compensation in excess of the limit and to make grants and awards that are not performance-based within the meaning of Section 162(m) of the Internal Revenue Code, including annual bonuses paid under the Executive Compensation Plan.

                        Compensation Committee of the Board of Directors

                        John G. Phillips, Chairman
                        Angus R. Cooper II
                        John J. Kelly
                        Carroll W. Suggs
                        Dean E. Taylor


                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

         The following table discloses the compensation earned for each of the three preceding years ended December 31, 2003 by the Chief Executive Officer and the four other most highly paid executive officers during 2003.

================================ ========================================= ======================== =============
                                                                             Long-Term Incentive
                                           Annual Compensation                Compensation (1)
================================ ========================================= ======================== =============
                                                                  Other    Restricted      Number
                                                                 Annual    Stock Award   of Shares
                                                              Compensation Dollar Value  Underlying   All Other
Name and Principal Position       Year    Salary     Bonus(2)      (3)         (4)       Options(5) Compensation
-------------------------------- ------- ---------- --------- ------------ ------------- ---------- -------------
William L. Marks                 2003    $867,500   $485,800     $71,400   $843,750 (6)    50,000   $11,668  (9)
Chairman & Chief Executive       2002    $835,000   $467,000     $62,843   $677,400 (7)    40,000   $11,398
Officer of the Company and the   2001    $785,000   $416,050     $57,790   $502,920 (8)    37,500   $10,090
Bank
-------------------------------- ------- ---------- ---------- ----------- ------------- ---------- -------------
R. King Milling                  2003    $530,000   $238,500     $21,510   $236,250 (6)    14,000   $12,135  (10)
President of the Company         2002    $510,000   $229,500     $20,333   $221,849 (7)    14,000   $11,865
and the Bank                     2001    $489,000   $205,380     $20,731   $146,685 (8)    11,250   $10,532
-------------------------------- ------- ---------- ---------- ----------- ------------- ---------- -------------
Robert C. Baird, Jr.             2003    $330,500   $148,725     $16,905   $185,625 (6)    14,000   $10,599  (11)
Executive Vice President of      2002    $312,000   $140,400     $15,334   $174,431 (7)    14,000   $10,380
the Company and the Bank         2001    $294,000   $123,480     $15,090   $115,253 (8)    11,250   $ 9,070
-------------------------------- ------- ---------- ---------- ----------- ------------- ---------- -------------
John C. Hope III                 2003    $330,500   $148,725     $16,905   $185,625 (6)    14,000   $10,715  (12)
Executive Vice President of      2002    $312,000   $140,400     $15,334   $174,431 (7)    14,000   $10,444
the Company and the Bank         2001    $294,000   $123,480     $15,090   $115,253 (8)    11,250   $ 9,182
-------------------------------- ------- ---------- ---------- ----------- ------------- ---------- -------------
Thomas L. Callicutt, Jr.         2003    $262,500   $118,125     $12,300   $135,000 (6)    11,250   $10,521  (13)
Executive Vice President &       2002    $242,500   $109,125     $ 9,290   $127,013 (7)    11,250   $10,141
Chief Financial Officer of the   2001    $222,500   $ 93,500     $ 6,020   $ 83,820 (8)     9,000   $10,060
Company and the Bank
================================ ======= ========== ========== =========== ============= ========== =============

1. All awards are made under the Company's 1997 Long-Term Incentive Plan. The amounts have been adjusted to reflect the three-for-two stock split paid on April 9, 2002.

2. All amounts in this column were earned under the Executive Compensation Plan, which provides for annual cash awards. Awards to the Chief Executive Officer are based upon the performance of the Company; awards to the named executive officers are based upon individual performance and the performance of the Company.

3. Amounts in this column reflect dividends received by each named executive officer on shares of restricted stock not yet vested.

4. This column represents the value of the target restricted stock awards made to the named executive officers. The dollar values were calculated using the closing market price of the Company's common stock on the date of award. The aggregate value of all restricted stock holdings calculated using the closing market price of the Company's common stock as of December 31, 2003 was as follows: Mr. Marks, $2,582,370; Mr. Milling, $770,612; Mr.
     Baird, $605,627; Mr. Hope, $605,627; and Mr. Callicutt, $440,643. Dividends are currently paid on these restricted shares.

5. This column reflects the number of shares of common stock underlying options granted to the named executive officers under the Company's 1997 Long-Term Incentive Plan.

6. The restricted stock value is based upon a target award. Target awards of performance-based restricted stock granted to the named executive officers were: Mr. Marks, 25,000 shares; Mr. Milling, 7,000 shares; Mr. Baird, 5,500 shares; Mr. Hope, 5,500 shares; and Mr. Callicutt, 4,000 shares. The final award will be adjusted (between 0% and 200%) based upon the Company's attainment of performance goals that relate to return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 2003, and ending December 31, 2005. The restricted stock vests on June 9, 2006. The grant date of the target award was June 10, 2003. The target award is valued at $33.75 per share, the closing market price of the Company's common stock on the grant date.

7. The restricted stock value is based upon a target award. Target awards of performance-based restricted stock granted to the named executive officers were: Mr. Marks, 20,000 shares; Mr. Milling, 6,550 shares; Mr. Baird, 5,150 shares; Mr. Hope, 5,150 shares; and Mr. Callicutt, 3,750 shares. The final award will be adjusted (between 0% and 200%) based upon the Company's attainment of performance goals that relate to return on average assets and return on average equity when compared to a designated peer bank group over a three-year performance cycle beginning January 1, 2002, and ending December 31, 2004. The restricted stock vests on June 10, 2005. The grant date of the target award was June 11, 2002. The target award is valued at $33.87 per share, the closing market price of the Company's common stock on the grant date.

8. The restricted stock value is based upon a target award. Target awards of performance-based restricted stock granted to the named executive officers were: Mr. Marks, 18,000 shares; Mr. Milling, 5,250 shares; Mr. Baird, 4,125 shares; Mr. Hope, 4,125 shares; and Mr. Callicutt, 3,000 shares. The Committee certified the performance adjustment applicable to target restricted stock awards to be 125%. The restricted stock vests on June 11, 2004. The grant date of the target award was June 12, 2001. The target award is valued at $27.94 per share, the closing market price of the Company's common stock on the award date.

9. This amount represents $2,318 in imputed income for group term life insurance, premiums of $1,350 for long-term disability insurance and $8,000 in matching contributions to the 401(k) plan.

10. This amount represents $2,785 in imputed income for group term life insurance, premiums of $1,350 for long-term disability insurance and $8,000 in matching contributions to the 401(k) plan.

11. This amount represents $1,249 in imputed income for group term life insurance, premiums of $1,350 for long-term disability insurance and $8,000 in matching contributions to the 401(k) plan.

12. This amount represents $1,365 in imputed income for group term life insurance, premiums of $1,350 for long-term disability insurance and $8,000 in matching contributions to the 401(k) plan.

13. This amount represents $1,171 in imputed income for group term life insurance, premiums of $1,350 for long-term disability insurance and $8,000 in matching contributions to the 401(k) plan.

                               Option Grants Table

     The following table provides information about options granted under the Company's 1997 Long-Term Incentive Plan in 2003 to each of the named executive officers. The options were granted in the form of incentive stock options and nonqualified options. The Company granted no stock appreciation rights in 2003. All options were first exercisable six months and one day after the date of grant, or December 11, 2003, and remain exercisable until the expiration date.

===============================================================================================================
                              Option Grants in 2003
===============================================================================================================
                                        Individual Grants (1)                     Potential Realizable Value
                             ===================================================  at Assumed Annual Rates of
                             Number of    % of Total    Exercise                    Stock Price Appreciation
                             Securities     Options      or Base                        for Option Term
                             Underlying   Granted to      Price
                               Options     Employees      (Per       Expiration
                               Granted      in 2003      Share)         Date              5%            10%
================================================================================================================
William L. Marks               50,000         12.17%     $33.665       6/9/2013      $1,058,587    $2,682,667
R. King Milling                14,000          3.41%      33.665       6/9/2013         296,404       751,146
Robert C. Baird, Jr.           14,000          3.41%      33.665       6/9/2013         296,404       751,146
John C. Hope III               14,000          3.41%      33.665       6/9/2013         296,404       751,146
Thomas L. Callicutt, Jr.       11,250          2.74%      33.665       6/9/2013         238,182       603,600
============================ ============ ============ ============ ============= ============== ==============

1. The exercise price of the options is the fair market value of our common stock on the date of grant, June 10, 2003. The exercise price can be paid in the form of cash or by delivery to the Company of previously acquired shares of our common stock. Tax withholding obligations can be satisfied by the delivery of cash, withholding from other amounts payable by the Company or by the reduction of shares of common stock otherwise issuable on the exercise of an option.

                    Option Exercises And Year-End Value Table

     The following table provides information about options exercised in 2003 by each of the named executive officers and the value of each named executive officer's outstanding options as of December 31, 2003. No stock appreciation rights were outstanding or exercised in 2003.

============================================================================================================
                               Option Exercises and Year-End Value Table (1)
============================================================================================================
                                                          Number of securities        Value of unexercised
                             Shares                      underlying unexercised       in-the-money options
                             acquired      Value      options at December 31, 2003    at December 31, 2003
    Name                    on exercise   realized          All exercisable             All exercisable
------------------------------------------------------------------------------------------------------------
 William L. Marks              9,475    $ 136,687                321,471                   $3,835,180
 R. King Milling               9,448      129,448                 86,248                      921,759
 Robert C. Baird, Jr.              -            -                 93,247                    1,068,668
 John C. Hope III                  -            -                 93,247                    1,068,668
 Thomas L. Callicutt, Jr.          -            -                 42,749                      457,628
============================================================================================================

1. Share amounts in this table have been adjusted for the three-for-two stock split effective April 9, 2002.

                           Additional Plan Information

     The following table includes certain additional information about the Company's equity compensation plans.

================================================================================================================
                                          Equity Compensation Plan Information
================================================================================================================
                                           (a)                    (b)                         (c)
                                  Number of securities    Weighted-average     Number of securities remaining
                                   to be issued upon      exercise price of     available for future issuance
                                      exercise of            outstanding       under equity compensation plans
                                  outstanding options,    options, warrants    (excluding securities reflected
   Plan category                  warrants and rights        and rights                 in column (a)
================================ ======================= ==================== ==================================
Equity compensation
approved by shareholders               2,016,056  (1)       $30.06 (2)                1,101,603 (3)

Equity compensation plans not              --                  --                          --
approved by shareholders

Total                                  2,016,056            $30.06                    1,101,603
================================ ======================= ==================== ==================================

(1) Includes an aggregate of 99,595 options to acquire shares of the Company's common stock that remain outstanding under the Long-Term Incentive Program; no additional shares of the Company's common stock are available under the program.

     Includes an aggregate of 1,626,558 options to acquire shares of the Company's common stock granted under the 1997 Long-Term Incentive Plan. Not more than 7% of the Company's issued and outstanding shares, determined from time to time, may be granted, awarded, credited or issued under the plan. As of December 31, 2003, 107,403 shares were available for grant, award or issuance under the plan in the form of options, restricted stock, common stock equivalent units or stock appreciation rights.

     Includes an aggregate of 142,500 options to acquire the Company's common stock that were granted to nonemployee directors and remain outstanding under the Directors' Compensation Plan. No additional shares are available for grant or issuance under the plan.

     Includes an aggregate of 100,500 options to acquire the Company's common stock that were granted to nonemployee directors and are outstanding under the 2001 Directors' Compensation Plan. Also includes an aggregate of 46,903 units, representing common stock equivalent units in which the deferred fees of electing nonemployee directors were deemed invested, shares of common stock, the receipt of which has been deferred in the form of common stock equivalent units, and the deemed investment of dividend equivalent units in common stock, under this plan and its predecessor, the Directors' Compensation Plan. Not more than the lesser of 1,125,000 shares of the Company's common stock or 3% of the number of issued and outstanding shares, as determined from time to time, can be granted, awarded, issued or credited under the plan. As of December 31, 2003, 994,200 shares of the Company's common stock remained available under the plan for the grant of options, the award of common stock or credit in the form of common stock equivalent units.

(2) Represents weighted average exercise price of options granted under the Long-Term Incentive Program and 1997 Long-Term Incentive Plan. It does not include the per share price of deferred stock units credited under plans, which was the fair market value as of the date on which the credit was made.

(3) Includes shares that will be issued to nonemployee directors under the Directors' Compensation Plan and the 2001 Directors' Compensation Plan with respect to common stock equivalent units.

                             Stock Performance Graph

     The following graph compares the cumulative five-year shareholder return of the Company's common stock, assuming an investment of $100 on December 31, 1998 and the reinvestment of dividends thereafter, to that of the U.S. common stocks reported in the NASDAQ Total Return Index and the bank stocks of the KBW 50 Total Return Index. The KBW 50 Total Return Index is a proprietary bank stock index of Keefe, Bruyette & Woods, Inc.; it tracks the returns of 50 large banking companies throughout the United States.



                                [GRAPHIC OMITTED]



                 Retirement Plans; Change in Control Agreements

     The Bank maintains four benefit plans in which the named executive officers participate: a 401(k) plan, a retirement plan, a deferred compensation plan, and a supplemental executive retirement plan. The 401(k) plan, called the Savings Plus Plan, provides for voluntary, pre-tax salary deferrals. Matching contributions made to the plan for the benefit of the named executive officers are included in the Summary Compensation Table. The deferred compensation plan permits additional voluntary pre-tax deferrals by the named executive officers and provides for the periodic crediting of earnings, gains or losses on deferred amounts. The retirement plan and related supplemental executive retirement plan are described below.

     Retirement Plan. The Bank maintains a tax qualified, noncontributory retirement plan, called the Whitney National Bank Retirement Plan. This plan is for employees of the Company and the Bank who are at least 21 years old and have completed at least one year of employment. Benefits payable under the plan are based upon a participant's years of service and final average monthly compensation (the average of the highest consecutive five years of compensation during the ten calendar years immediately before termination or retirement). Benefits are reduced by a portion of the participant's Social Security benefit.

     The Company maintains a nonqualified, noncontributory, supplemental pension plan for executive officers, called the Retirement Restoration Plan. Benefits under this plan are determined using the benefit formula included in the qualified retirement plan, but without regard to enumerated Internal Revenue Code restrictions. Benefits under this plan are reduced by amounts paid from the qualified retirement plan.

     The following table illustrates the aggregate estimated annual retirement benefits payable from both the qualified and nonqualified retirement plans. The table does not indicate required deductions for Social Security benefits.

==============================================================================================================
                   ESTIMATED ANNUAL RETIREMENT BENEFITS (1)(2)
==============================================================================================================
    Highest Successive                                Credited Years of Service (3)
    Five-Year Average       ----------------------------------------------------------------------------------
     Remuneration (4)             10              15               20                 25              30
--------------------------- -------------- -------------- ----------------- ----------------- ----------------
           $ 200,000            $36,000         $54,900           $73,200           $91,500         $109,800
             300,000             54,900          82,300           109,800           137,250          164,700
             400,000             73,200         109,800           146,400           183,000          219,600
             500,000             91,500         137,250           183,000           228,750          274,600
             600,000            109,800         164,700           219,600           274,500          329,400
             700,000            128,100         192,150           256,200           330,250          384,300
             800,000            146,400         219,600           292,800           366,000          439,200
           1,000,000            183,080         274,500           366,000           375,000          549,000
           1,200,000            219,600         329,400           439,200           549,000          658,800
=========================== ============== ============== ================= ================= ================

1. Not more than $165,000 in 2004, or $160,000 in 2003, can be distributed annual from the tax qualified retirement plan.

2. Retirement benefits are payable at age 65 in the form of a straight life annuity or a joint and survivor annuity if the participant is married.

3. As of December 31, 2003, Messrs. Marks, Milling, Baird, Hope and Callicutt had, respectively, 13,19, 8, 9 and 5 years of service.

4. Not more than $205,000 in 2004, or $200,000 in 2003, can be taken into account as compensation under the tax qualified retirement plan. Compensation used to determine the benefits summarized above includes amounts shown in the "Salary" and "Bonus" columns of the Summary Compensation Table. The value of grants and awards under the Company's 1997 Long-Term Incentive Plan are excluded.

     Change in Control Agreements. The Company and the Bank have entered into change in control agreements with Messrs. Marks, Milling, Baird, Hope and Callicutt. These agreements provide for payment of a severance benefit equal to 300% of annual salary, as determined under the agreements. The agreements also provide for immediate vesting of outstanding grants and awards under the Company's 1997 Long-Term Incentive Plan, the payment of an amount equal to certain additional accruals under the retirement plans, and the continuation of coverage under the Company's group health plans for a period of three years. The Company or the Bank will pay or reimburse any golden parachute excise tax payable with respect to such payments.

     As described under the agreements, the annual salary generally means the average of all compensation paid to the executive for the highest three of the five calendar years immediately preceding the calendar year in which a change in control occurs. In the event of a change in control, approximate payments under the agreements for the named executive officers using the average annual salaries and cash bonuses for 2001, 2002 and 2003 would be as follows Messrs.:
Marks, $3,856,300; Milling, $2,202,380; Baird, $1,349,105; Hope, $1,349,105; and
Callicutt, $1,051,250.

     Payments are triggered by termination of employment for any reason, other than cause, or the voluntary resignation of the executive following a change in duties, each in connection with a change in control of the Company or the Bank. For this purpose, a change in control generally occurs if:

     o Any person acquires or beneficially owns more than 20% of the Company's outstanding common stock without Board approval;

     o Any regulatory agency takes action to reorganize or liquidate the Bank;

     o The Company or the Bank enters into a merger or consolidation, or sells all or substantially all of their stock or assets, unless the acquiring corporation assumes the obligations under the agreements; or

     o    A majority of the Board members of the Company or the Bank changes.


                                 PROPOSAL NO. 2

                    APPROVAL OF 2004 LONG-TERM INCENTIVE PLAN

                     The Board of Directors has unanimously
                        approved and recommends that you
                            vote "FOR" this proposal.

     On December 17, 2003, the Company's Board of Directors adopted the Whitney Holding Corporation 2004 Long-Term Incentive Plan (the 2004 plan), subject to its approval by our shareholders. If the 2004 plan is approved, it will replace our current long-term incentive plan, called the 1997 Long-Term Incentive Plan or the 1997 plan. Below is a description of the 2004 plan, qualified in its entirety by the actual plan, which is included in this Proxy Statement as Exhibit B.

     As of January 1, 2004, an aggregate of 107,403 shares of our common stock remained available for grant, award or issuance under the 1997 plan. If our shareholders approve the 2004 plan, no additional grants or awards will be made under the 1997 plan, except that additional shares of common stock may be awarded in connection with the satisfaction of performance goals applicable to awards previously made under the plan. The shares then remaining under the 1997 plan will be aggregated with shares that are available for grant, award or issuance under the 2004 plan. If our shareholders do not approve the 2004 plan, the 1997 plan will continue according to its terms until it expires or all of its available shares have been granted, awarded or issued.

Summary of the 2004 Plan

     The 2004 plan is a type of compensation arrangement that provides for the grant or award of long-term incentives related to our common stock. Grants and awards under the 2004 plan are intended to motivate and reward our officers and key employees and to attract and retain them. The 2004 plan is one of the primary methods we have to link the compensation of our officers and key employees to the interests of our shareholders.

     Administration. The 2004 plan is administered by a committee of not less than three of our nonemployee directors, usually the Compensation Committee of our Board. Among other duties and responsibilities, the Committee determines the grants and awards that are made under the plan and sets their terms and conditions. The Committee can delegate to our officers and employees some or all of its administrative and ministerial duties. The full Board of Directors possesses the authority to act in lieu of the Committee as to any matter with respect to which the Committee is authorized to take action.

     Participation. Employees of the Company and our affiliates are eligible to receive grants and awards under the 2004 plan when they are designated by the Committee, sometimes referred to as a "participant." As of January 1, 2004, a total of 864 employees were eligible to participate in the 2004 plan; none of whom will be designated as a participant until we have obtained shareholder approval of the 2004 plan.

     Number of Shares. A total of 2,600,000 shares of our common stock has been reserved for grant, award or issuance under the 2004 plan. If our shareholders approve the 2004 plan, shares remaining available for grant, award or issuance under the 1997 plan will be aggregated with the shares available under the 2004 plan, resulting in a maximum of 2,703,403 shares available under the 2004 plan as of January 1, 2004, or 6.68% of our issued and outstanding common stock as of January 1, 2004. The 2004 plan provides for adjustments to the number of available shares and individual grants and awards to the extent necessary to prevent dilution or enlargement in the event of a stock split, recapitalization or similar event.

     Under the 2004 plan, the number of available shares of common stock will be reduced when grants, awards or allocations are made by the Committee or common stock is issued under the 2004 plan. The 2004 plan provides that the number of available shares will increase:

     o By the number of shares of common stock covered by grants, awards and allocations that expire, are forfeited, lapse or are otherwise cancelled;

     o By the number of shares of common stock tendered to the Company in satisfaction of a tax withholding obligation; and

     o By the number of shares of common stock tendered to the Company in satisfaction of the exercise price of an option.

Grants and Awards

     The  2004  plan  provides  for  the  grant  or  award  of  options,   stock
appreciation rights and restricted stock and for the allocation of restricted stock units, collectively referred to as "incentives."

     Options. The Committee may grant options in the form of incentive stock options, or ISOs, which are intended to comply with the provisions of Section 422 of the Internal Revenue Code, and options that are not intended to qualify, which are called nonqualified options. Among other limitations, the Committee cannot grant an option with an exercise price that is less than the fair market value of a share of our common stock on the date of grant, and no option can have a term in excess of ten years, measured from the date of grant. The Committee determines whether all or any portion of a grant will be immediately exercisable or subject to service-related vesting conditions and whether the exercise will be contingent on the attainment of specified performance goals during a designated performance period.

     Stock Appreciation Rights. Stock appreciation rights, or SARs, are rights to receive the value of appreciation in our common stock, measured between the date of grant and the date of settlement. SARS may be granted in tandem with nonqualified options or alone. The Committee determines the time or times at which SARs can be settled, which can be subject to service-related vesting conditions or the attainment of specified performance goals during a designated performance period. An SAR cannot have a term in excess of ten years. Upon settlement, the Committee can distribute the value of the appreciation in the form of cash, common stock or a combination of cash and common stock.

     Restricted Stock. Restricted stock is common stock that is issued on the Company's books and awarded to a participant, but that remains subject to forfeiture and/or limitations on transfer or other disposition. The forfeiture or other conditions can apply during a service-related vesting period or until specified performance goals are satisfied. During this period, a participant is entitled to vote shares of restricted stock and receive dividends, as, if and when declared by our Board. At the end of the period, the Committee determines whether the service or performance conditions have been satisfied and the number of shares of common stock that are to be released to the participant free of limitations on transfer or disposition or other forfeiture conditions.

     Restricted Stock Units. Restricted stock units are similar to phantom stock. Units representing shares of our common stock are allocated to a bookkeeping account maintained in the name of a participant on the Company's books. The units remain allocated for a designated period, which may lapse based upon the completion of a service-related vesting period or the attainment of specified performance goals. At the end of the period, the units are distributed in the form of common stock, cash or a combination of cash and stock, as determined by the Committee. While the units are allocated to the bookkeeping account, the Committee may allocate additional dividend equivalent units to the account, representing dividends paid on our common stock during the allocation period.

     Other Limits on Grants, Awards and Allocations. The 2004 plan imposes certain limits on grants, awards and allocations. No more than 1,300,000 shares of our common stock can be awarded in the form of restricted stock or allocated as restricted stock units under the 2004 plan. The 2004 plan also imposes the following limits with respect to grants, awards and allocations made to an individual participant during a calendar year:

     o The maximum number of shares of our common stock that can be granted in the form of options or stock appreciation rights cannot exceed 100,000 shares;

     o The number of shares of our common stock that can be granted, awarded or allocated cannot exceed 2% of our issued and outstanding stock, determined as of the first day of the calendar year; and

     o The aggregate amount distributable in the form of cash cannot exceed 300% of a participant's base or regular rate of compensation at the time of payment.

     Further Restrictions. When common stock is issued to a participant upon the completion of a service-related vesting period, the attainment of performance goals, at the end of a forfeiture period or when an option is exercised, the shares may be subject to an additional holding period restriction, during which time they cannot be sold, assigned, transferred, pledged or otherwise disposed of.

     New Plan Benefits. If our shareholders approve the 2004 plan, employees, including executive and senior officers of the Company and its affiliates, will receive grants, awards and other allocations under the 2004 plan as determined by the Committee. The specific grants, awards and allocations to be made cannot be determined at this time.

General Provisions

     Transferability. Grants, awards, and allocations made under the 2004 plan are not subject to transfer, assignment, pledge, alienation or other form of encumbrance, except in the event of death. The Committee may permit the transfer of options, other than ISO's, to a participant's immediate family or to certain entities formed by a participant or his or her immediate family members, such as a family limited partnership.

     Change in Control. If our Board determines that a change in control has occurred:

     o Service-related vesting conditions then applicable to an incentive will be deemed satisfied;

     o Outstanding options and SARs will become and remain exercisable during the six-month period following the change or the longer period permitted under an individual grant, but in no event more than ten years from the date of grant;

     o Restricted stock units allocated to a bookkeeping account will be distributed;

     o Performance goals then applicable to incentives will be deemed satisfied as to the number of shares of our common stock equal to the average number of shares issued or awarded with respect to a similar form of incentive during the immediately preceding three calendar years; and

     o Any other type of forfeiture condition or holding period imposed on common stock issued in connection with a grant or award will lapse.

For this purpose, the term "change in control" is defined as the acquisition of 20% or more of our common stock by a third party, without Board approval, a merger or similar reorganization in which the Company or its shareholders do not own more than 80% of the surviving entity, a change in a majority of the members of our Board or the sale of all or substantially all of the assets of the Company or the Bank.

     Term and Termination. No grants, awards or allocations can be made under the 2004 plan after the tenth anniversary of the date on which our shareholders approve the 2004 plan. The 2004 plan will remain in effect until all incentives have been satisfied, terminated, expired or lapsed, all forfeiture conditions or performance goals have lapsed or been satisfied and any holding period applicable to shares of common stock issued under the 2004 plan has been satisfied. The 2004 plan can be earlier terminated in the discretion of our Board, but the termination cannot materially impair the terms and conditions applicable to incentives then outstanding, without an affected participant's written consent.

     Amendment. Before a change in control occurs, the Board possesses the authority to amend the 2004 plan, provided that shareholder approval must be obtained if required under applicable federal or state law or the rules of any exchange or listing organization on which our common stock is then quoted or exchanged.

     The Board or the Committee can amend the terms of an individual grant, award or allocation made under the 2004 plan, except that the consent of the affected participant is required if the amendment materially impairs the grant, award or allocation. Neither the Committee nor the Board shall approve repricings, exchanges or replacements without the consent of our shareholders.

Section 162(m) of the Internal Revenue Code

                  Section 162(m) of the Internal Revenue Code generally provides that annual compensation paid to our Chief Executive Officer and our other four most highly paid executive officers in excess of $1 million cannot be deducted. For this purpose, the value of most types and forms of compensation are taken into account, except "qualified performance-based" compensation.

     Qualified Performance-Based Compensation. The deduction limit does not apply to compensation that is paid in the form of qualified performance-based compensation. Options and SARs granted under the 2004 plan satisfy the definition of qualified performance-based compensation because they must be granted at fair market value. The Committee may structure individual awards of restricted stock and individual allocations of restricted stock units as qualified performance-based compensation, but they are not required to do so.

     Performance Goals. For awards of restricted stock or allocations of restricted stock units to constitute performance-based compensation, the vesting of the stock or units must be based solely upon the satisfaction of designated, objective performance goals during a specified performance period or cycle. The Committee must fix the goals at the beginning of the period, and the goals must preclude the exercise of discretion by the Committee. For awards and allocations that are intended to be qualified performance-based compensation, the Committee will designate performance goals from among one or more of the following criteria:

     o   Return on the Company's  equity;
     o   Return on the Company's  assets
     o   Earnings per share on our common  stock;
     o   Total  shareholder  return with  respect to our common  stock;
     o   Return on the  Company's or the Bank's  investments;
     o Improvement in attainment of efficiency levels at the Company or the Bank;
     o   Improvements  in our credit  quality;
     o   Attainment of specific strategic business objectives; and
     o Such other criteria as the Committee may designate, from time to time, consistent with the provisions of Section 162(m) of the Internal Revenue Code.

     At the end of the performance cycle, the Committee determines the extent to which the fixed performance goals have been satisfied, in whole or in part, and the amount of the award or allocation that is free of restriction based upon the satisfaction of the goals.

Federal Income Tax Consequences

     The following is a summary of the federal income tax consequences of incentives granted, awarded and allocated under the 2004 plan; it does not summarize the state tax or foreign tax consequences of any incentive. This summary is based upon authority in effect as of the date of this Proxy Statement, which is subject to change, and it should not be relied upon as a comprehensive discussion of taxation of grants, awards or allocations under the 2004 plan.

     Options. No taxable income is recognized by a participant when an option is granted, and the Company does not receive a deduction. When an option is exercised:

     o If the option is a nonqualified option, a participant recognizes ordinary income in an amount equal to the excess of the fair market value of common stock on the date of exercise over the exercise price, and the Company is entitled to a deduction in a corresponding amount.

     o If the option is an incentive stock option, the exercise of the option does not result in the recognition of income by a participant. The amount by which the fair market value of the common stock acquired on the exercise of the ISO exceeds the exercise price is an adjustment item for purposes of calculating alternative minimum tax. The Company is not entitled to a deduction when an ISO is exercised.

     The sale of common stock acquired on the exercise of a nonqualified option will result in long-term or short-term capital gain or loss, depending upon the holding period of the stock. The sale of common stock acquired on the exercise of an ISO will result in long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price, provided the following conditions are satisfied:

     o The participant must be an employee of the Company or one of our affiliates during the period beginning on the date the option is granted and ending on a date not more than three months before exercise; and

     o The participant must not dispose of the stock issued on the exercise of the option during the period that ends two years after the option is granted and one year after the option is exercised.

     If the participant fails to satisfy the holding period requirements before common stock issued on the exercise of an ISO is sold, a "disqualifying disposition" occurs. Any gain realized by the participant will be treated as ordinary income, and the Company will be entitled to a deduction in a corresponding amount.

     Restricted Stock. There are no income tax consequences when restricted stock is awarded. When the shares become transferable, a participant will recognize ordinary income in an amount equal to the fair market value of the stock, and the Company is entitled to a deduction in the same amount.

     A participant can make an election under Section 83(b) of the Internal Revenue Code to accelerate the taxation of restricted stock to the date of its award. If the election is made, the participant will recognize income in an amount equal to the fair market value of our common stock on the date of award and the Company will be entitled to a corresponding deduction. When the stock later becomes transferable, there is no tax event. Any gain or loss realized on the sale of the stock will be short-term or long-term capital gain or loss depending upon the holding period of the stock.

     Restricted Stock Units. The allocation of restricted stock units to a bookkeeping account maintained by the Company is not a taxable event. When the units are distributed, whether in the form of cash or common stock, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be entitled to a corresponding deduction.

     Withholding and Employment Taxes. Amounts treated as ordinary income with respect to an incentive are generally subject to withholding for income and employment taxes. The Committee may permit a participant to satisfy his or her withholding obligations by the tender of shares of previously acquired common stock or by directing the Company to withhold from any issuance of shares of common stock the number required to satisfy the obligation.

Vote Required

     An affirmative vote by the holders of a majority of the votes cast on this proposal is required to approve the 2004 Long-Term Incentive Plan.

                                 PROPOSAL NO. 3

                              SHAREHOLDER PROPOSAL
                              REGARDING ARTICLE XVI
                        OF OUR ARTICLES OF INCORPORATION

                       The Board of Directors unanimously
                    recommends a vote AGAINST this proposal.

     A shareholder, Paul R. Brackley, 808 Rue Chartres, Metairie, Louisiana, who has represented to the Company that he is the owner of at least 1,000 shares of our common stock, has advised the Company that he intends to present the following resolution at the meeting. In accordance with Securities and Exchange Commission regulations, the proposed resolution is quoted in its entirety below. If properly presented in accordance with the Company's Articles of Incorporation, as amended, this proposal will be voted upon at the meeting. The Board, the Company and the Company's management accept no responsibility for the shareholder proposal quoted below.

     The Board recommends a vote AGAINST the proposed resolution and asks shareholders to read the Board's response, in its entirety, which follows the shareholder's proposal.

Quorum and Vote Required

     Approval of the shareholder proposal requires the affirmative vote of 90% of the shares of Whitney common stock present in person or by proxy and entitled to vote on the proopsal at a meeting at which a quorum of at least 90% of the outstanding shares of Whitney common stock is present in person or by proxy. If less than 90% of the outstanding shares of Whitney common stock are present or represented by proxy at the meeting, the shareholder proposal cannot be properly presented at the meeting. The Company's Board and executive officers, who collectively beneficially own approximately 6% of the outstanding Whitney common stock, have indicated that they intend to vote against the proposal should it be properly presented.

Shareholder Proposal

     Set forth below is the shareholder's proposal, quoted verbatim:

          "Whereas  the  Charter of Whitney  Holding  Corporation,  specifically
          Article XVI, places severe and negative conditions on persons or firms who want to acquire or purchase stock of this Corporation by requiring the vote of ninety percent of the shareholders present at a shareholders' meeting to approve certain stock transactions, thus effectively requiring the stock acquirer to negotiate with the Board of Directors rather than the Shareholders; and,

          Whereas such a provision, commonly referred to as a "Poison Pill", depresses the value of the stock of a corporation according to most analysts, including the Securities and Exchange Commission, and is contrary to good corporate governance;

          Now, therefore, be it resolved that Article XVI of the Consolidated Charter of Whitney Holding Corporation be deleted in its entirety."

Our Response to the Shareholder Proposal

     The Board has carefully considered the merits of the shareholder proposal in the context of the Board's fiduciary duty to the Company and all of its shareholders and believes that the adoption of the proposal is ill-advised and not in the best interest of the Company or its shareholders. The shareholder recommends that the Article XVI of our Articles of Incorporation be deleted.
Article XVI, which is commonly referred to as a "fair price protection" provision, requires the affirmative vote of 90% of the shares of Whitney common stock present or represented by proxy at a meeting to approve a "business combination" with an "interested shareholder" that has not been approved by "continuing directors" or that does not meet the specific  price  criteria  and other  conditions  set  forth in that  provision.
Article XVI further provides that there must be a quorum of at least 90% of the outstanding shares of such stock present at such a meeting. Under Article XVI, an "interested shareholder" is a shareholder that owns more than 10% of Whitney's common stock, and a "business combination" means a merger, consolidation or sale of substantially all of the assets of the Company or the issuance by the Company to an interested shareholder of stock in exchange for the assets of the interested shareholder. The Article further provides that "continuing directors" are directors elected by the Company's public shareholders prior to the time at which the shareholder at issue became an interested shareholder and any successors recommended by continuing directors. To our knowledge as of March 5, 2004, the record date for the meeting, no shareholder of Whitney owned more than 10% of our common stock.

     The full text of Article XVI is set forth in Exhibit C to this Proxy Statement, and our description of Article XVI is qualified in its entirety by reference to such exhibit.

     At the 1984 annual meeting, the Company's shareholders overwhelmingly approved the addition of Article XVI to the Company's charter by a vote of approximately 85% of the shares present or represented at such meeting. Article XVI was, and is, intended to help insure that all of the Company's shareholders receive a fair price in any business combination proposed by an interested shareholder. In this regard, it is important to remember that hostile acquirers generally are interested in buying a company as cheaply as they can, and in attempting to do so, may use coercive tactics, such as partial and two-tiered tender offers, that do not treat all shareholders fairly and equally.

     In the proxy statement for the 1984 annual meeting, the Board expressed its belief that substantial inequities can befall remaining shareholders after a publicly held company has come under the control of another party who then proceeds to accomplish a business combination of the two by merger or otherwise. Minority shareholders may be forced to accept in exchange for their Whitney stock either less cash or, in some instances, other consideration (such as equity or debt securities for the acquiring party) that shareholders view as less valuable or desirable than that offered in the first step of the takeover attempt. Shareholders who believe that the offered price in an unsolicited tender offer is inadequate may nevertheless feel compelled to tender their shares to avoid possible future transactions undertaken by a successful acquiring party on terms that may be to the shareholders' greater disadvantage. By providing minimum price and other requirements for business combinations lacking the increased shareholder vote, Article XVI is intended to provide protection against such inequities.

     The  Board  believes  the  considerations  that led  shareholders  to adopt
Article XVI in 1984 are equally compelling today. Article XVI does not prevent bidders from making offers to acquire the Company at a price and on terms that would be in the best interest of all shareholders. Instead, Article XVI strengthens the Board's ability, in the exercise of its fiduciary duty, to protect and maximize the value of all shareholders' investment in the Company, in the event of an uninvited tender offer or other potentially coercive takeover proposal. It would not affect any takeover proposal that the Board determines to be in the shareholders' best interest. Subsequent to the adoption of Article XVI, the Louisiana Business Corporation Law has been amended to provide similar, and additional, protections to the Company's shareholders facing a coercive takeover attempt; nevertheless, the Board believes that the retention of Article XVI is important to provide additional assurance that the interests of all of the Company's shareholders are protected.

     Article XVI and the subsequently adopted provisions of the Louisiana Business Corporation Law may make more difficult or discourage tender offers and other coercive attempts to gain control of the Company. To the extent such offers and attempts are discouraged, shareholders may not have the opportunity to dispose of their shares at a price that could be substantially higher than that prevailing in the market, to sell in a market supported by large-scale purchases or to take advantage of market fluctuations that could result from actual or rumored takeover attempts.

     Since Whitney's shareholders adopted Article XVI in 1984, fair price protection and other protective provisions for shareholders at other bank holding companies have become common. For example, seven other bank holding companies within Whitney's 12-company peer group (see "Executive Compensation Report" elsewhere in this proxy statement) have fair price provisions or other supermajority vote requirements for business combinations with interested shareholders. These provisions vary in wording. The required shareholder votes to approve a hostile takeover by an interested shareholder under these provisions range from 67% to 95% of total outstanding shares.

     The Board cautions shareholders to read Mr. Brackley's proposal as one shareholder's characterization of the effects of Article XVI. The Board believes that certain statements in the proposal mischaracterize Article XVI. For example, contrary to the proponent's statement, Article XVI is not a "poison pill." The term "poison pill" commonly refers to shareholder rights plans that are often adopted by public companies without shareholder approval as an additional defensive device against coercive tender offers. Whitney has not adopted a shareholder's rights plan, although under appropriate circumstances it may wish to do so in the future. More importantly, Article XVI does not restrict any person from acquiring or purchasing Whitney stock; it merely prescribes certain procedural requirements designed to benefit all shareholders should an interested (i.e., 10%) shareholder wish to engage in a business combination with the Company.

     The Board has carefully considered the advantages and disadvantages of deleting Article XVI from the Company's Articles of Incorporation as described in this proxy statement and has determined that the deletion of that provision would not be in the best interests of the Company and its shareholders. Accordingly, the Board unanimously recommends a vote AGAINST the shareholder's proposal. Unless you specify otherwise, the persons named in the enclosed form of proxy will vote against the shareholder's proposal.

                              CERTAIN TRANSACTIONS

     The Bank has made, and expects to make in the future, loans in the ordinary course of business to directors and officers of the Company and the Bank, members of their immediate families and their associates. The Bank made such loans on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and the loans did not involve more than the normal risk of collectibility or present other unfavorable features.

     Leonard J. Marks, the son of William L. Marks, is employed by the Company as a Commercial Lender. During fiscal year 2003, we paid Leonard Marks cash compensation in the amount of $68,140. He also received coverage under the Bank's employee benefit plans, generally available to all Bank employees. In addition, Jay R. Exnicios, the brother of Joseph S. Exnicios, one of our executive officers, is employed by the Company as a Regional Branch Manager, and during fiscal year 2003 we paid Jay Exnicios cash compensation of $89,764. He also received coverage under the Bank's employee benefit plans, generally available to all Bank employees.

     Mr. Lippman is co-manager of the Lippman, Mahfouz, Tranchina & Thorguson, LLC law firm, which the Bank retained during 2003 and expects to retain from time to time during 2004 primarily to handle loan closing matters involving Bank customers. The total fees paid to the Lippman law firm during 2003 did not exceed five percent of the law firm's gross revenues for the firm's last full fiscal year.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file initial reports of ownership of the Company's stock, as well as reports of changes in ownership with the SEC. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished in the most recent fiscal year and on written representations from executive officers or directors to the Company, all required filings by such persons were timely made during 2003.

                                    AUDITORS

     The Company's Audit Committee selected PricewaterhouseCoopers LLP (PwC) as the Company's independent auditors to audit the books of the Company and its subsidiaries for 2003. We expect representatives of PwC to be present at the annual meeting and they will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

Former Auditors

     On May 22, 2002 the Company decided not to continue the engagement of Arthur Andersen LLP (Andersen) as the Company's independent auditors. The Company's Board of Directors approved this action by ratifiying the decision reached by its Audit Committee.

     Andersen issued a report on the Company's consolidated financial statements for each of the two fiscal years in the periods that ended December 31, 2000 and 2001. Neither of these reports contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle. During the two fiscal years that ended December 31, 2000 and 2001 and continuing through May 22, 2002, the Company and Andersen had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to Andersen's satisfaction, would have caused them to make reference to the matter of disagreement in their report on the financial statements.

     The Company previously provided Andersen a copy of the foregoing disclosures. A letter from Andersen confirming its agreement with these disclosures was filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on May 23, 2002 and is incorporated herein by reference.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two fiscal years that ended December 31, 2000 and 2001 and through May 22, 2002.

     Also on May 22, 2002 the Company appointed PwC to replace Andersen as the Company's independent auditors. The Board ratified the Audit Committee's selection of PwC. During the Company's two fiscal years that ended December 31, 2000 and 2001 and continuing through May 22, 2002, the Company did not consult with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events, as those terms are described under Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

     For the fiscal year 2003, the Company and the Bank incurred aggregate fees of $395,000 payable to PwC for the audit of the Company's annual financial statements for 2003 and the reviews of the financial statements included in quarterly reports for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003. For the fiscal year 2002, the Company and the Bank incurred aggregate fees of $313,000 of which $288,000 was payable to PwC for the audit of the Company's annual financial statements for 2002 and the reviews of the financial statements included in quarterly reports for the quarters ended June 30, 2002 and September 30, 2002, and $25,000 was payable to Andersen for the review of the financial statements included in the Company's quarterly report for the quarter ended March 31, 2002.

Audit-Related Fees

     For the fiscal years 2003 and 2002, the Company and the Bank incurred aggregate audit-related fees of $118,100 and $36,200 respectively, payable to PwC, for assurance and related services for employee benefit plan audits, SAS 70 procedures, agreed upon procedures engagements and advisory services related to Sarbanes-Oxley Section 404 compliance. Andersen did not provide any such services to the Company or Bank in either year. One hundred percent of the Audit-Related Fees provided by PwC in 2002 and 2003 were preapproved by the Audit Committee.

Tax Fees

     Neither the Company nor the Bank paid fees for tax services to PwC or Andersen for the fiscal years 2003 and 2002.

All Other Fees

     Neither the Company nor the Bank paid fees for any other services to PwC or Andersen for the fiscal years 2003 and 2002.

Audit Committee Pre-Approval Policies and Procedures

     As part of its role in the oversight of the IPA/A, the Audit Committee has adopted policies and procedures to pre-approve all audit and permissible nonaudit services performed by the IPA/A. The policy requires that on an annual basis the Audit Committee pre-approve the general engagement of the IPA/A to provide defined audit, audit-related and tax services, within pre-approved fee levels. Unless otherwise provided such pre-approval shall remain in effect for twelve months. The Audit Committee may revise the list of defined generally pre-approved services from time to time. Provided that such services would not impair the IPA/A's independence, the Audit Committee may also grant general pre-approval to other permissible nonaudit services classified as "all other services." Pre-approval may be granted by action of the full Audit Committee or, in the absence of such action, by one or more members of the Audit Committee. Any pre-approval granted by less than the full Audit Committee must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee will consult the SEC's rules and relevant guidance in applying this policy.

                           SHAREHOLDER COMMUNICATIONS


     The Board provides a process for shareholders to send communications to the Board or to individual directors. Information regarding this process is available to shareholders on our website at

                              SHAREHOLDER PROPOSALS

     For any shareholder proposal to be considered for our proxy statement and proxy for the 2005 Annual Meeting of Shareholders, we must receive the written proposal at our principal executive office no later than November 19, 2004. In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal for which the Company does not receive advance notice before February 2, 2005.

                                  OTHER MATTERS

     We do not know of any matters to be presented at our 2004 annual meeting other than those set forth in the accompanying notice. However, if any other matters properly come before the meeting or any adjournments or postponements thereof, the proxy holders will vote or abstain from voting thereon in accordance with their best judgment.

                       DOCUMENTS INCORPORATED BY REFERENCE

     The following document is incorporated by reference into this proxy statement: Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on May 23, 2002 (Commission file no. 0-1026). The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such information that has been incorporated by reference in this proxy statement. Requests for such information should be directed to: Mrs. Shirley N. Fremin, Manager, Investor Relations, Whitney Holding Corporation, P.O. Box 61260, New Orleans, LA 70161; telephone number (504) 586-3627 or toll free (800) 347-7272.

                                 By order of the Board of Directors


                                 William L. Marks
                                 Chairman

                                                                       EXHIBIT A

                           WHITNEY HOLDING CORPORATION
                             AUDIT COMMITTEE CHARTER
                                February 17, 2004

                        I. ORGANIZATION AND COMPOSITION

     This Charter governs the activities of the Audit Committee (Committee) of the Board of Directors (Board) of Whitney Holding Corporation (Corporation).

     (1) The Committee shall review and reassess this Charter at least annually and submit it for approval by the Board of Directors.

     (2) The Committee shall be appointed by the Board, shall consist of at least three Directors, and shall meet a minimum of four times each calendar year. The Board shall designate one member of the Committee to serve as Chairperson of the Committee and one person to serve as Vice-Chairman. Committee members may be replaced by the Board.

     (3) Each member shall have the ability to read and understand financial statements, including a balance sheet, income statement and cash flow statement, and shall meet the independence and general experience requirements of The Nasdaq Stock Market, Inc. (NASDAQ), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the Exchange Act) and the rules and regulations of the Securities and Exchange Commission (the Commission).

     (4) At least one member of the Committee shall meet the additional requirements pertaining to financial literacy as required by NASDAQ and any other applicable legislation and regulation.

II.      PURPOSE

     The Committee is appointed by the Board to assist the Board of Directors in monitoring the following.

     (1) The integrity of the financial statements of the Whitney Holding Corporation and Subsidiaries

     (2)  The  Independent  Public  Accountant's   (IPA/A)   qualifications  and
          independence

     (3)  The  performance  of the  Corporation's  Internal  Audit  Function and
          IPA/A's

     (4)  The Corporation's compliance with legal and regulatory requirements

     (5) The systems of internal accounting and financial controls - (The Committee will also prepare the report required by the rules of the Commission to be included in the Corporation's annual proxy statement.)

III.     AUTHORITY AND RESPONSIBILITIES

     (1) The Committee shall have the sole authority to appoint or replace the IPA/A, and the IPA/A shall report directly to the Committee. For purposes of preparation and issuance of an audit report or for the related work, the Committee has the responsibility of approving the compensation and overseeing the work relating to the independent audit of the Corporation. This includes resolving any disagreements between management and the IPA/A regarding financial reporting.

     (2) The Committee shall approve in advance the fees and terms relative to all auditing services and permissible nonaudit services that are to be performed by its IPA/A for the Corporation. This is subject to the de minimus exceptions for nonaudit services described in Section 10A(i)(B) of the Exchange Act which are approved by the Committee before the end of the audit.

     (3) The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the IPA/A for the purpose of rendering or issuing an audit report and to any advisors hired by the Committee.

     (4) As per the rules and requirements of the Commission, the Committee shall prepare the report required to be included in the Whitney's annual proxy statement.

     The following shall be the primary recurring processes of the Committee in carrying out its oversight responsibilities. These are for guidance purposes only, and the Committee may supplement them.

Financial Statement and Disclosure Matters

     (5) Have the opportunity to discuss with management the Corporation's earnings press releases (prior to the release thereof), including the use of "pro-forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. When such discussions occur, they may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     (6) Review and discuss with management and the IPA/A the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K.

     (7) Review and discuss with management and the IPA/A the Corporation's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the IPA/A's reviews of the quarterly financial statements.

     (8) Discuss with management and the IPA/A significant financial reporting issues and judgements made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any major issues as to the adequacy of the Corporation's internal controls, and any special steps adopted in light of material control deficiencies, as identified by the IPA/A.

     (9) Review and discuss quarterly reports received from the IPA/A's regarding the following.

          (a)  Those critical accounting policies and practices utilized

          (b) Those alternative treatments of financial information within generally accepted accounting principles discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the IPA/A

          (c)  Other  material  written  communication  between  the  IPA/A  and
               management,   such  as  any  management  letter  or  schedule  of
               unadjusted differences

     (10) Discuss with management and the IPA/A the effect on the Corporation's financial statements of regulatory and accounting promulgations as well as any off-balance sheet structures

     (11) Discuss with management and the Internal Auditor the Corporation's major financial, compliance and operational risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

     (12) Discuss with the IPA/A the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     (13) Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

Oversight of the Corporation's Relationship with the IPA/A

     (14) Review and evaluate annually the lead partner and the auditor team assigned to the Corporation by the IPA/A.

     (15) Obtain and review a report from the IPA/A at least annually  regarding
          (a) the IPA/A's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the IPA/A and the Corporation. Evaluate the qualifications, performance and independence of the IPA/A, including considering whether the auditor's quality controls are adequate and the provision of permitted nonaudit services is compatible with maintaining the IPA/A's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the IPA/A to the Board.

     (16) Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and audit partner responsible for reviewing and for the audit as required by law.

     (17) Prescribe policy pertaining to the Corporation's hiring of employees or former employees of the IPA/A who participated in any capacity with regard to Whitney's audit.

     (18) Meet with the IPA/A as deemed appropriate to discuss the planning and staffing of the audit.

Oversight of the Internal Audit Function

     (19) Review the appointment and replacement of the General Auditor.

     (20) Review the significant reports to management prepared by Internal Audit and management's responses.

     (21) Review  and  discuss  as  is  deemed   appropriate   Internal  Audit's
          responsibilities, budget, staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

     (22) Obtain on an annual basis from the IPA/A assurance that Section 10A(b) of the Exchange Act has not been implicated.

     (23) Obtain on an annual basis reports from management, the General Auditor and the IPA/A that the Corporation and entities are in conformity with applicable legal requirements and the Code of Conduct and Standard of Ethics. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Code of Conduct and Standard of Ethics.

     (24) Establish procedures for the receipt, retention and treatment of complaints received by the Committee and/or the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     (25) Discuss with management and the IPA/A any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation's financial statements, accounting policies or risk management policies.

     (26) Discuss with the Corporation's General Counsel legal matters that may have a material or significant impact on the financial statements or the Corporation's compliance policies.

     (27) Conduct  an   appropriate   ongoing   review  of  all  related   party
          transactions for potential conflict of interests, and all such transactions shall be approved by the Audit Committee.

IV.      LIMITATION OF COMMITTEE'S ROLE

     While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principals and applicable rules and regulations. Management is responsible for preparing the Corporation's financial statements and disclosures and the IPA/As are responsible for auditing and certifying such financial statements.

                                                                       EXHIBIT B











                           WHITNEY HOLDING CORPORATION

                          2004 LONG-TERM INCENTIVE PLAN

                           WHITNEY HOLDING CORPORATION
                          2004 LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I - GENERAL PROVISIONS................................................ 1
     Purpose.................................................................. 1
     Prior Plan............................................................... 1

ARTICLE II - DEFINITIONS...................................................... 1

ARTICLE III - PLAN ADMINISTRATION............................................. 4
     Composition of Committee................................................. 4
     Power and Authority...................................................... 4
     Delegation............................................................... 5
     Limitation of Liability.................................................. 5
     Actions of the Board..................................................... 5

ARTICLE IV - PARTICIPATION.................................................... 5
     Eligibility.............................................................. 5
     No Continued Employment.................................................. 5

ARTICLE V - ADOPTION; RESERVATION OF SHARES; MAXIMUM AWARDS................... 5
     Adoption and Effective Date.............................................. 5
     Duration................................................................. 5
Number and Type of Shares..................................................... 6
     Number and Type of Shares................................................ 6
     Determination of Available Shares........................................ 6
     Adjustment .............................................................. 6
     Maximum Awards........................................................... 6

ARTICLE VI - OPTIONS.......................................................... 7
     Grant of Options......................................................... 7
     Incentive Stock Options.................................................. 7
     Manner of Exercise; Issuance of Common Stock............................. 7
     Effect of Severance of Employment........................................ 8
     Shareholder Rights....................................................... 8

ARTICLE VII - STOCK APPRECIATION RIGHTS....................................... 8
     General Provisions....................................................... 8
     Settlement............................................................... 9
     Amount................................................................... 9
     Effect of a Severance of Employment...................................... 9
     Nature of SARs........................................................... 9

ARTICLE VIII - RESTRICTED STOCK............................................... 9
     Special Definition....................................................... 9
     General Provisions....................................................... 9
     Enforcement of Forfeiture Restrictions................................... 9
     Lapse of Forfeiture Restrictions........................................ 10
     Effect of a Severance of Employment..................................... 10
     Shareholder Rights...................................................... 10

ARTICLE IX - RESTRICTED STOCK UNITS.......................................... 10
     Allocation.............................................................. 10
     Ledger Account.......................................................... 10
     Distribution............................................................ 11
     Not a Shareholder....................................................... 11
     Effect of a Severance of Employment..................................... 11

ARTICLE X - PERFORMANCE OBJECTIVES........................................... 11
     Performance Objectives.................................................. 11
     Satisfaction of Performance Objectives.................................. 11

ARTICLE XI - MISCELLANEOUS................................................... 11
     Amendment and Termination............................................... 11
     Transferability of Incentives........................................... 11
     Withholding............................................................. 12
     Cash Payments........................................................... 12
     Lapse of Restrictions Upon Change in Control............................ 12
     Additional Legal Requirements; Legends.................................. 12
     Fractional Shares....................................................... 12
     Governing Law........................................................... 13
     Compliance with Code Section 162(m)..................................... 13
     Other Benefits.......................................................... 13
     Deferral Elections...................................................... 13
     Unfunded................................................................ 13

                           WHITNEY HOLDING CORPORATION
                          2004 LONG-TERM INCENTIVE PLAN


     Whitney Holding Corporation, a corporation organized and existing under the laws of the State of Louisiana (the "Corporation"), hereby establishes the 2004 Long-Term Incentive Plan (the "Plan").

                                    ARTICLE I
                               GENERAL PROVISIONS

     1.1 Purpose. The Plan is established to optimize the profitability and growth of the Corporation through the use of compensation incentives that link the interests of executives and other key employees with the interests of the Corporation and its shareholders. The Plan is further intended to provide flexibility to the Corporation in connection with its compensation practices and to attract, retain and motivate executives and other key employees through the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units (each as defined below).

     1.2 Prior Plan. Upon the approval of this Plan by the shareholders of the Corporation in accordance with Section 5.1 hereof:

     a. No additional grants or awards shall be made under the Whitney Holding Corporation 1997 Long-Term Incentive Plan (the "Prior Plan"), except that additional shares of Common Stock (as defined below) may be awarded in connection with the satisfaction of performance objectives thereunder;

          b.  Grants  and  awards  made  under  the  Prior  Plan  shall   remain
     outstanding, subject to exercise, forfeiture or other disposition in accordance with their terms; and

                  c. Any shares of the Corporation's Common Stock (as defined below) that remain available for grant, award or issuance under the Prior Plan as of the Effective Date (as defined below) shall be deemed to increase the number of shares of such stock reserved for grant, award or issuance under Section
                  5.3 hereof.

                                   ARTICLE II
                                   DEFINITIONS

     2.1 Affiliate means any corporation or other form of entity of which the Corporation owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock or other equity interests; provided, however, with respect to Incentive Stock Options, the term shall mean "parent corporation" and "subsidiary corporation" as defined in Code Section 424 and the regulations promulgated thereunder.

     2.2 Board or Board of Directors means the Board of Directors of the Corporation.

     2.3 Cause means, unless otherwise defined in an agreement between the Corporation (or an Affiliate) and a Participant hereunder, that the Participant has:

     a. Committed an intentional act of fraud, embezzlement or theft in the course of employment or otherwise engaged in any intentional misconduct that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate;

     b. Committed intentional damage to the property of the Corporation or an Affiliate or committed intentional wrongful disclosure of confidential information that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate;

     c. Is convicted of a felony that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate;

     d. Violated any statute, rule or regulation under federal or state securities or banking laws that is materially injurious to the financial condition or business reputation of the Corporation or an Affiliate; or

     e. Intentionally refused to perform the material duties of his or her position.

     No act or failure to act on the part of a Participant will be deemed "intentional" unless done or omitted to be done, without good faith and without reasonable belief that the act or omission was in the best interests of the Corporation or an Affiliate. The Board or Committee, in good faith, shall determine whether Cause has occurred hereunder.

     2.4 Change in Control means and shall be deemed to occur if:

          a.   Any person,  including any group,  determined in accordance  with
               Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than an employee benefit plan maintained by the Corporation or an Affiliate, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, without the approval, recommendation, or support of the Board of Directors of the Corporation as constituted immediately prior to such acquisition;

          b. The Federal Deposit Insurance Corporation or any other regulatory agency negotiates and implements a plan for the merger, transfer of assets and liabilities, reorganization and/or liquidation of Whitney National Bank;

          c. The shareholders of the Corporation approve a reorganization, merger or consolidation of the Corporation with respect to which the individuals and entities who were beneficial owners of Common Stock of the Corporation immediately prior to such reorganization, merger or consolidation do not beneficially own, directly or indirectly, more than 80% of the then outstanding common stock or then outstanding voting securities entitled to vote generally in election of directors of the Corporation resulting from such reorganization, merger or consolidation.

          d. A change in the members of the Board of Directors of the Corporation which results in the exclusion of a majority of the continuing board. For this purpose, the term "continuing board" means the members of the Board of Directors of the Corporation, determined as of the effective date of this Plan and subsequent members of such board who are elected by or on the recommendation of a majority of such continuing board; or

          e. The sale of substantially all of the stock or the assets of Whitney National Bank by the Corporation (or any successor corporation thereto).

     The Board of Directors shall determine whether a Change in Control has occurred hereunder.

     2.5 Code means the Internal Revenue Code of 1986, as amended.

     2.6 Committee means the persons appointed in accordance with the provisions of Section 3.1 hereof.

     2.7 Common Stock means no par value voting common stock issued by the Corporation.

     2.8 Corporation means Whitney Holding Corporation.

     2.9 Covered Employee means the chief executive officer and the four highest compensated officers of the Corporation (other than the chief executive officer), determined in accordance with Code Section 162(m) and the regulations promulgated thereunder.

     2.10 Disabled or Disability means that (a) an Employee is actually receiving benefits under a separate long-term disability plan maintained by the Corporation or an Affiliate, or (b) if there is no such plan, a physical or mental infirmity that impairs the Participant's ability to perform substantially his or her duties for a period of at least 180 consecutive days. The Committee shall determine whether a Participant is or becomes Disabled.

     2.11 Employee means a common law employee of the Corporation and/or its Affiliates determined in accordance with the Corporation's standard personnel policies and practices, but excluding individuals who are classified by the Corporation as leased or otherwise employed by a third party, independent contractors or intermittent or temporary employees, even if any such classification is modified by audit, administrative proceeding, litigation or otherwise.

     2.12 Exercise Price means the per share purchase price of Common Stock payable upon exercise of an Option granted hereunder.

     2.13 Fair Market Value means the opening sales price of a share of Common Stock as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or any exchange on which Common Stock is quoted or traded, as of the business date on which such value is determined hereunder or, if no sales are reported on such date, the immediately preceding date on which sales were reported.

     2.14 Forfeiture Period means the period during which an Incentive is subject to Forfeiture Restrictions.

     2.15 Forfeiture Restriction means a restriction imposed upon an Incentive hereunder, which may result in the cancellation and forfeiture of all or a portion of such Incentive, including but not limited to Performance Objectives and service based vesting requirements.

     2.16 Holding Period Restriction means a prohibition against the assignment, alienation, pledge, transfer or other disposition of Common Stock issued with respect to an Incentive hereunder for such period as the Committee deems appropriate.

     2.17 Incentive means a right to purchase or receive shares of Common Stock or cash in accordance with the terms of this Plan. An Incentive hereunder may be granted or awarded in the form of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or any combination thereof.

     2.18 Incentive Agreement means an agreement between the Corporation and a Participant that is entered into in connection with the grant or award of an Incentive hereunder. Any such agreement shall be made in writing or by such electronic means as the Committee or the Board deems appropriate and shall include such terms and conditions as are reasonably necessary to evidence such grant or award.

     2.19 Incentive Stock Option means an Option that is intended to be and is designated as an Incentive Stock Option within the meaning of Code Section 422 and is granted in accordance with Section 6.2 hereof.

     2.20 Ledger Account means the bookkeeping entry established and maintained by the Corporation in connection with the allocation of Restricted Stock Units under Section 9.2 hereof.

     2.21 Nonqualified Stock Option means an Option that is not an Incentive Stock Option and is granted in accordance with Section 6.1 hereof.

     2.22 Option means either an Incentive Stock Option or a Nonqualified Stock Option.

     2.23 Participant means an Employee who is granted or awarded an Incentive hereunder.

     2.24 Performance Objectives means performance criteria designated by the Committee to be achieved during a designated period (a "Performance Cycle"). Performance Objectives may be imposed with respect to any Participant or any Employee or group of Participants or Employees. Such objectives may relate to the business and affairs of the Corporation, an Affiliate, a division, department, unit or profit center of the Corporation or an Affiliate, including, without limitation, the attainment of goals related to the Corporation's:

     a.   Return on equity;
     b.   Return on assets;
     c.   Earnings per share;
     d.   Total shareholder return;
     e.   Return on investment;
     f.   Improvement in attainment of efficiency levels;
     g.   Improvements in credit quality;
     h.   Attainment of specific strategic business objectives;
     i. Such criteria as may be established by the Committee, in writing, consistent with the provisions of Code Section 162(m).

     2.25 Plan means this 2004 Long-Term Incentive Plan, as the same may be amended from time to time.

     2.26 Restricted Stock means shares of Common Stock awarded pursuant to the provisions of Article VIII subject to such Forfeiture Restrictions as may be imposed by the Committee.

     2.27 Restricted Stock Units means units representing shares of Common Stock awarded pursuant to the provisions of Article IX hereof.

     2.28 Retirement means, unless otherwise defined in the applicable Incentive Agreement, the date on which a Participant ceases to be employed by the Corporation or an Affiliate, provided he or she (a) has completed not less than ten years of service with the Corporation and its Affiliates, (b) has attained age 55, and (c) is not terminated for Cause.

     2.29 Stock Appreciation Right or SAR means a right that is based upon the appreciation of Common Stock and is granted in accordance with Article VII hereof.

                                   ARTICLE III
                               PLAN ADMINISTRATION

     3.1 Composition of Committee. This Plan shall be administered by a committee appointed by the Board of Directors consisting of not less than three persons, which shall ordinarily be the Compensation Committee of the Board, provided that:

          a. To the extent the grant or award of an Incentive is intended to be an exempt transaction under Rule 16b-3 promulgated under the Exchange Act, each acting member of the Committee shall be a "non-employee director" within the meaning of such rule.

          b. To the extent the grant or award of an Incentive to a Covered Employee is intended to constitute "performance-based compensation" within the meaning of Code Section 162(m), each acting member of the Committee shall be an "outside director" within the meaning of such section.

          c. To the extent required by Nasdaq or any stock exchange on which shares of Common Stock are then quoted or traded, each acting member of the Committee shall satisfy any independence or similar requirements imposed by such exchange or quotation system.

     3.2 Power and Authority. Subject to the limitations set forth in the Plan, the Committee shall have the discretionary power and authority to (a) designate Participants hereunder, (b) grant or award Incentives under the Plan, including determination of the terms and conditions thereof, (c) construe and interpret the provisions of the Plan and any form or agreement related thereto, (d) establish and adopt rules, regulations, and procedures related to the Plan and the grant or award of Incentives hereunder, including, without limitation, procedures for the crediting of periods of employment including any period of part-time employment, (e) interpret, apply and construe its rules, regulations and procedures, and (f) make any other determination and take any other action that it deems necessary or advisable for the proper administration of the Plan.

     Decisions, interpretations and actions of the Committee concerning matters related to the Plan shall be final and conclusive on the Corporation and its Affiliates and Participants and their beneficiaries and heirs. The Committee's determinations under the Plan need not be uniform, and the Committee may make determinations selectively among the Participants who receive or are eligible to receive Incentives hereunder, whether or not such Participants are similarly situated.

     3.3 Delegation. Without the requirement of additional action, the Board of Directors and the Committee shall be deemed to have delegated the following administrative duties to the appropriate officers or Employees of the
Corporation: (a) the preparation and issuance of documents evidencing the grant or award of an Incentive hereunder, (b) the authority to receive notice of exercise of an Option granted hereunder and to issue shares of Common Stock and withhold taxes in connection therewith, and (c) the notification of the lapse of limitations and restrictions on Incentives granted or awarded hereunder and the issuance of Common Stock or cash in connection therewith. The Board of Directors and the Committee may, from time to time, delegate such additional administrative duties as they may deem necessary or appropriate.

     3.4 Limitation of Liability. No member of the Committee, nor any officer or Employee of the Corporation or an Affiliate acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or Employee of the Corporation acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

     3.5 Actions of the Board. Notwithstanding any provision of the Plan to the contrary, the Board of Directors shall possess the authority to assume all or any portion of the power, authority, duties and obligations of the Committee hereunder, and any action by the Board shall be deemed to satisfy the requirement of action by the Committee hereunder.

                                   ARTICLE IV
                                  PARTICIPATION

     4.1 Eligibility. Employees of the Corporation and its Affiliates, including, but not limited to, all executive and senior officers, shall be eligible to receive Incentives under this Plan, when designated by the Committee. Employees may be designated for participation hereunder individually or by groups or categories, in the discretion of the Committee.

     4.2 No Continued Employment. No Participant shall have any right to continue in the employ of the Corporation or an Affiliate for any period of time or any right to continue his or her present or any other rate of compensation on account of the grant or award of an Incentive or the issuance of Common Stock hereunder.

                                    ARTICLE V
                 ADOPTION; RESERVATION OF SHARES; MAXIMUM AWARDS

     5.1 Adoption and Effective Date. This Plan was adopted by the Board of Directors on December 17, 2003, and shall be effective as of April 28, 2004, if approved by the shareholders of the Corporation on such date (the "Effective Date").

     5.2 Duration. The Plan shall commence on its Effective Date and shall remain in effect until (a) all Incentives granted or awarded under the Plan have been satisfied by the issuance of shares of Common Stock or have been terminated or forfeited, (b) Forfeiture Restrictions or Performance Objectives have lapsed or been satisfied, and (c) any Holding Period Restrictions imposed hereunder have lapsed. No Incentive shall be granted under the Plan after the tenth anniversary of the date on which the Plan is approved by the Corporation's shareholders.

     5.3 Number and Type of Shares. Subject to adjustment as provided in Sections 1.2 and 5.5 hereof, the number of shares of Common Stock that may be issued under the Plan shall not exceed 2,600,000 shares. Common Stock issued in connection with the grant or award of an Incentive hereunder may be authorized and unissued shares or issued shares held as treasury shares or shares acquired on the open market or through private purchase.

     5.4 Determination of Available Shares. For the purpose of determining the total number of shares of Common Stock available hereunder from time to time:

          a. The number of shares of Common Stock available for grant, award, transfer or issuance shall be reduced by the number of shares actually granted, awarded, transferred or issued hereunder.

          b. The number of shares of Common Stock available under Section 5.3 hereof shall be increased by the number of such shares covered by Incentives that expire unexercised, are not earned or that are canceled, forfeited, terminated, expired or otherwise lapse for any reason or that are exchanged for other forms of Incentives.

          c. The number of shares of Common Stock available under Section 5.3 hereof shall be increased by the number of shares withheld by the Corporation in satisfaction of the Exercise Price or tax withholding.

     5.5 Adjustment. In the event of any merger, consolidation or reorganization of the Corporation, there shall be substituted for each share of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of Common Stock are entitled in such transaction.

     In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Corporation does not receive consideration, the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such substitution or adjustment, the purchase price of any Option, the Performance Objectives applicable to any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted to the extent necessary to prevent the dilution or enlargement of any Incentive granted hereunder.

     5.6 Maximum Awards. Notwithstanding any provision of the Plan to the contrary, the following limits shall apply to Incentives granted or awarded hereunder:

          a. With respect to any Participant in any calendar year, the maximum number of shares of Common Stock that may be subject to the grant of Options and/or Stock Appreciation Rights shall not exceed 100,000 shares (subject to adjustment as provided in Section 5.5 hereunder).

          b. The aggregate number of shares of Common Stock that may be awarded in the form of Restricted Stock or Restricted Stock Units hereunder shall not exceed 1,300,000 shares (subject to adjustment as provided in Section 5.5 hereof); such amount shall be reduced by any shares of Common Stock or units so awarded and increased by the number of shares of Common Stock or units that are forfeited, terminated or otherwise lapsed for any reason.

          c. In any calendar year, (i) the aggregate number of shares of Common Stock that may be granted or awarded to a Participant hereunder shall not exceed 2% of the number of shares of the Common Stock issued and outstanding as of the first day of such year, and (ii) the aggregate amount distributable in the form of cash that may be paid to a Participant hereunder shall not exceed 300% of a Participant's base or regular rate of compensation as determined at the time of payment.

                                   ARTICLE VI
                                     OPTIONS

     6.1 Grant of Options. The Committee may grant Nonqualified Stock Options and Incentive Stock Options to such Participants as it may designate, from time to time, subject to the following:

          a. The number of shares of Common Stock subject to an Option shall be designated by the Committee at the time of grant.

          b. The Exercise Price shall be designated by the Committee at the time of grant and shall not be less than Fair Market Value as of such date.

          c. The term of each Option shall be determined by the Committee, but shall not be longer than ten years, measured from the date of grant.

          d. The exercise of an Option shall be subject to such Performance Objectives or other Forfeiture Restrictions as the Committee deems appropriate.

          e. Each Option shall be exercisable at the conclusion of any Forfeiture Period designated by the Committee.

Options granted hereunder shall be evidenced by an Incentive Agreement, which shall identify the grant of the Option as an Incentive Stock Option or as a Nonqualified Stock Option.

     6.2 Incentive Stock Options. In addition to the provisions of Section 6.1 hereof, Incentive Stock Options shall be subject to the following:

          a. The aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are first exercisable during any calendar year (under this Plan and any other plans of the Corporation and its Affiliates), shall not exceed $100,000.

          b. An Incentive Stock Option granted to a Participant hereunder shall be nontransferable (other than by will or by the laws of descent and distribution) and shall be exercisable during his or her lifetime only by such Participant.

          c. Incentive Stock Options shall be granted not later than ten years from the date on which this Plan is approved by the Board.

          d. No Incentive Stock Option shall be granted to any Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Corporation or an Affiliate (as defined in Code Section 424), unless the exercise price of such Option is not less than 110% of the Fair Market Value of Common Stock, determined at the time of grant.

          e. An Incentive Stock Option shall be subject to such additional terms and conditions as the Committee deems necessary or advisable, consistent with the provisions of Code Section 422 and the regulations promulgated thereunder.

     Unless otherwise set forth in an Incentive Agreement, an Incentive Stock Option shall be recharacterized as a Nonqualified Stock Option hereunder, to the extent the requirements imposed under Code Sections 421 and 422 or the provisions of Section 6.2 hereof are not satisfied with respect to such Option, whether at the time of grant or exercise.

     6.3 Manner of Exercise; Issuance of Common Stock. An Option granted hereunder shall be exercised, in whole or in part, by providing written notice to the Committee, specifying the number of shares of Common Stock to be purchased and accompanied by the Exercise Price for such shares. The Exercise Price shall be payable in the form of cash (including cash equivalents) or, if permitted under the terms and conditions applicable to a specific Incentive Agreement, by delivery of shares of Common Stock owned by the Participant or attestation with respect thereto, a combination thereof or in such other manner as may be authorized, from time to time, by the Committee. The Committee shall require that any shares delivered for payment of the Exercise Price be either mature shares owned free of all restriction for at least six months or shares purchased on the open market. Common Stock tendered to the Corporation in payment of the Exercise Price shall be valued at its Fair Market Value as of the date of exercise.

     Unless otherwise prohibited by the Committee under the terms of an Incentive Agreement, a Participant may exercise Options, contemporaneously sell the shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement, and use the proceeds of any such sale as payment of the Exercise Price. With respect to a Participant who is subject to Section 13(k) of the Exchange Act, such Participant shall furnish to the Committee an opinion of counsel reasonably satisfactory to the Committee that such method of exercise is then permitted under applicable law not later than ten days prior to any such exercise (unless a shorter period is permitted by the Committee).

     As soon as practicable after the receipt of written notification or exercise and payment of the Exercise Price, the Committee shall cause the Corporation to deliver to the Participant, registered in the Participant's name, certificates representing shares of Common Stock, which may be subject to Holding Period Restrictions or such other limitations as the Committee may deem appropriate.

     6.4 Effect of Severance of Employment. Unless otherwise provided in an Incentive Agreement, Options granted hereunder shall be exercisable only while a Participant is an Employee of the Corporation or an Affiliate; thereafter, such Options shall be exercisable, to the extent exercisable as of the Participant's severance of employment, as follows:

          a.   During   the   one-year   period   following   the  date  of  the
               Participant's death, but by the Participant's estate or heirs; or

          b. During the 90-day period following the Participant's Disability, Retirement or involuntary severance of employment without Cause.

         If a Participant's severance of employment is on account of any other reason, including voluntary severance or involuntary termination for Cause, Options granted hereunder, whether or not then exercisable, shall be deemed canceled and forfeited as of the date of such severance, without the requirement of further notice or the payment of compensation.

     6.5 Shareholder Rights. Prior to the issuance of shares of Common Stock upon the exercise of an Option hereunder, a Participant shall have no rights as a shareholder with respect to the shares subject to such Option.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS

     7.1 General Provisions. The Committee may grant Stock Appreciation Rights to such Participants as it may designate, from time to time, subject to the following terms and conditions:

          a. Each SAR granted hereunder shall relate to the number of shares of Common Stock designated by the Committee.

          b. Unless otherwise provided by the Committee, if a SAR is granted in tandem with an Option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the Option related to the SAR is settled or the number of Options outstanding shall be reduced in the same proportion that the SAR is settled, as the case may be.

          c. The exercise of a SAR granted hereunder shall be subject to such Forfeiture Restrictions as the Committee deems appropriate, except that a SAR granted in tandem with an Option shall be settleable at such times, to the extent, and upon such terms and conditions as the Option to which it relates is exercisable.

          d. No SAR shall be settled more than ten years after the date of grant.

     7.2 Settlement. A SAR may be settled, in whole or in part, by giving written notice to the Committee, specifying the number of SARs then subject to settlement. The amount of consideration payable on account of such settlement shall be determined in accordance with Section 7.3 hereof. The form of consideration distributable upon settlement may consist of certificates for shares of Common Stock, which may be subject to a Holding Period Restriction or otherwise issued in the form of Restricted Stock, or cash or a combination thereof, determined in the discretion of the Committee.

     7.3 Amount. The amount payable to a Participant upon the settlement of a SAR shall be determined by multiplying:

     a. The number of shares of Common Stock with respect to which the SAR is settled; by

     b. The excess of the Fair Market Value of a share of Common Stock on the settlement date over (i) an amount equal to the Fair Market Value of a share of Common Stock on the date of grant, or (ii) in the case of a SAR granted in tandem with an Option, the Exercise Price.

     7.4 Effect of a Severance of Employment. Unless otherwise provided in an Incentive Agreement, a SAR granted hereunder shall be subject to settlement only while a Participant is an Employee of the Corporation or an Affiliate; thereafter, any settlement shall be made in accordance with the provisions of
Section 6.4 hereof, applied as if the SAR were an Option.

     7.5 Nature of SARs. Stock Appreciation Rights granted hereunder shall not be deemed to constitute a transfer of property or to create a trust or fiduciary relationship as between any Participant and the Corporation, any Affiliate or the Committee or the Board. The rights of a Participant with respect to any SAR granted hereunder shall be limited to the right to receive cash or Common Stock upon settlement in accordance with the provisions of Section 7.2 hereof.

                                  ARTICLE VIII
                                RESTRICTED STOCK

     8.1 Special Definition. The term "Target Award" shall mean the initial number of shares of Restricted Stock awarded to a Participant, subject to the attainment of Performance Objectives, which Target Award shall be subject to adjustment upon the conclusion of a Performance Cycle.

     8.2 General Provisions. Subject to the limitations of Section 5.4 hereof, the Committee may award shares of Restricted Stock to such Participants as it may designate, from time to time. Shares of Restricted Stock awarded hereunder shall be subject to such terms, conditions and Forfeiture Restrictions for such period or periods as the Committee, in its discretion, may determine.

     8.3 Enforcement of Forfeiture Restrictions. An award of Restricted Stock hereunder may be made by (a) book-entry issuance of Common Stock for the benefit of a Participant at the transfer agent of the Corporation, or (b) by the certification of Common Stock. Common Stock certified hereunder shall bear such legends as the Committee, in its sole discretion, shall deem necessary or appropriate to enforce any Forfeiture Restrictions imposed under Section 8.2 hereof; book entry securities shall be subject to such limitations as the Committee deems necessary or appropriate to enforce such restrictions. The Committee, in its discretion, may require that certificated shares of Restricted Stock be deposited, together with a stock power endorsed in blank, with the Corporation pending lapse of some or all of the Forfeiture Restrictions imposed hereunder.

     8.4 Lapse of Forfeiture Restrictions. At the end of any Forfeiture Period, Forfeiture Restrictions then applicable to Restricted Stock awarded hereunder shall lapse and a certificate representing the number of shares of Common Stock then free of such restriction shall be delivered to the Participant, which shares may be free of all limitation or subject to such Holding Period Restrictions as the Committee deems appropriate.

     8.5 Effect of a Severance of Employment. Unless otherwise provided by the Committee in an Incentive Agreement, if a Participant's employment with the Corporation and its Affiliates is severed on account of the Participant's death, Disability, or cessation of employment with the Corporation and its Affiliates other than on account of Cause and on or after attainment of age 55, or such severance is involuntary, but not on account of Cause:

     a. The number of shares of Restricted Stock then constituting a Target Award (i) shall be multiplied by a fraction, the numerator of which is the number of days completed in the Performance Cycle and the denominator of which is the number of days in such cycle (the "Adjusted Target Award"), and (ii) the Adjusted Target Award shall be subject to further adjustment with respect to the attainment of Performance Goals at the conclusion of such Performance Cycle.

     b. The number of shares of Restricted Stock then subject to Forfeiture Restrictions, other than Performance Objectives shall be adjusted by multiplying such shares by a fraction (i) the numerator of which is the number of days completed in the Forfeiture Period and the denominator of which is the number of days in such period; Forfeiture Restrictions with respect to such shares shall lapse at the end of such Forfeiture Period.

     If a Participant's severance is on account of any other reason, including Cause or voluntary severance, all shares of Restricted Stock then subject to Forfeiture Restriction shall be deemed forfeited and cancelled, without the requirement of notice or the payment of compensation. All shares of Common Stock then subject to a Holding Period Restriction, if any, shall remain subject to such limitation in accordance with its terms and conditions.

     Notwithstanding the foregoing, the Committee shall possess the authority to provide in any Incentive Agreement evidencing the award of Restricted Stock hereunder different terms and conditions related to the effect of a severance of employment.

     8.6 Shareholder Rights. Subject to any restrictions or limitations imposed by the Committee, each Participant receiving Restricted Stock hereunder shall have the full voting rights of a shareholder with respect to such shares during any period in which the shares are subject to Forfeiture Restrictions. Dividends paid in cash or property with respect to the shares of Common Stock subject to Forfeiture Restriction shall be paid to the Participant currently or converted to additional shares of stock, in the discretion of the Committee.

                                   ARTICLE IX
                             RESTRICTED STOCK UNITS

     9.1 Allocation. The Committee may allocate Restricted Stock Units to such Participants as it may designate, from time to time, and, in connection therewith, impose such Forfeiture Restrictions as it deems appropriate, such restrictions to lapse at the time or times designated by the Committee.

     9.2 Ledger Account. Restricted Stock Units allocated to a Participant hereunder shall be credited to a Ledger Account established and maintained for such Participant on the books and records of the Corporation. Such Ledger Account, including any additional units credited thereto, shall be bookkeeping entries only and shall not require the Corporation or any Affiliate to segregate or otherwise earmark or reserve assets. No shares of Common Stock shall be issued or be issuable at the time units are credited to a Ledger Account established hereunder.

     During any period in which Restricted Stock Units are credited to a Ledger Account, the Committee may provide that (a) an amount equal to dividends payable with respect to Common Stock represented by units credited to such account shall be credited to such account as of each dividend payment date, and/or (b) any stock dividend, stock split or other recapitalization shall be reflected in the number of units credited to such account.

     9.3 Distribution. All Restricted Stock Units allocated to a Participant shall be distributable at such time or times and subject to such conditions as the Committee may impose. When any such unit is or becomes distributable, the affected Participant shall be entitled to distribution in such form as the Committee, in its discretion, shall determine, which may include shares of Common Stock, which may be subject to Holding Period Restrictions, Restricted Stock, cash or a combination thereof.

     9.4 Not a Shareholder. Restricted Stock Units granted hereunder shall not be deemed to constitute property or create a trust or fiduciary relationship as between any Participant and the Corporation, any Affiliate or the Committee. The rights of a Participant with respect to any Restricted Stock Units shall be limited to the right to distribution in accordance with Section 9.3 hereof.

     9.5 Effect of a Severance of Employment. Unless otherwise provided by the Committee in an Incentive Agreement hereunder, if a Participant severs his or her employment with the Corporation and its Affiliates, the provisions of
Section 8.5 hereof shall apply to determine the number of Restricted Stock Units distributable to the Participant, if any, as if such units were Restricted Stock.

                                    ARTICLE X
                             PERFORMANCE OBJECTIVES

     10.1 Performance Objectives. The Committee, in its discretion, may impose Performance Objectives as a condition of the grant or award of any Incentive hereunder, such objectives to be achieved during a Performance Cycle. The Committee shall establish Performance Objectives at the time of grant or award or annually during the term of such grant or award. Once established, Performance Objectives may be changed, adjusted or amended during the Performance Cycle, in the discretion of the Committee. The Committee may waive all or any portion of the Performance Objectives during or after the term of any grant or award hereunder on account of a change in circumstances.

     10.2 Satisfaction of Performance Objectives. At the conclusion of the term of an affected Incentive or any Performance Cycle, the Committee shall determine the portion of such grant or award that shall be deemed free of restriction on account of the attainment of the applicable Performance Objectives. The Committee shall notify each affected Participant as to whether the Performance Objectives have been achieved, in whole or in part, and the number of shares of Common Stock free of restriction on account of the attainment of such objectives.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 Amendment and Termination. Prior to the consummation of a Change in Control, the Board of Directors shall possess the authority to amend the terms of the Plan and the Committee and/or the Board shall possess the authority to amend the terms of any Incentive granted or awarded hereunder; provided, however, that (a) no such amendment shall materially impair any Incentive without the prior written consent of each affected Participant, and (b) any such amendment shall be approved by the Corporation's shareholders if such approval is required under applicable Federal or state law or the rules of any exchange or listing organization on which Common Stock is quoted or exchanged.

     Notwithstanding any provision of this Plan to the contrary, neither the Corporation, the Committee nor the Board of Directors shall exchange, replace or reprice any Option or SAR granted hereunder without the consent of the Corporation's shareholders, except as permitted under Section 5.5 hereof.

     The Board of Directors shall possess the authority to terminate the Plan at any time; provided, however, that (a) each Participant shall receive written notice of such termination, not less than ten days prior to its effective time, and (b) no such termination shall materially impair an Incentive granted hereunder without the prior written consent of each Participant.

     11.2  Transferability  of Incentives.  Except as expressly provided in this
Section 11.2, no Incentive granted hereunder shall be transferred, pledged, assigned, hypothecated, alienated or otherwise encumbered or sold by the holder thereof whether by operation of law or otherwise, and whether voluntarily or involuntarily (except in the event of the holder's death by will or the laws of descent and distribution) and neither the Committee nor the Corporation shall be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, an Incentive may be exercised only by the Participant or by the Participant's guardian or legal representative.

     Notwithstanding the foregoing, the Committee, in its sole discretion, may provide that any Incentive awarded hereunder, except an Incentive Stock Option, may be transferred by a Participant to members of such Participant's immediate family, any trust for the benefit of such family members and/or partnerships or other entities whose partners, members or shareholders are such family members, but such transferees may not transfer such Incentives to third parties. For purposes of this Section 11.2, the term "immediate family" shall have the meaning ascribed to such term in Rule 16a-1(e) promulgated under the Exchange Act.

     Each transferee shall be subject to the terms and conditions applicable to the Incentive prior to such transfer and, prior to any transfer hereunder, each such transferee and the related Participant shall enter into a written agreement with the Committee acknowledging such terms and conditions, including, but not limited to, the conditions with regard to the liability for payment of any and all taxes, as well as any other restriction determined to be reasonably necessary by the Committee. To the extent the Committee determines that any transfer hereunder would result in the loss of the exemption provided under Rule 16b-3 of the Exchange Act or a similar provision, such transfer shall be deemed invalid.

     11.3 Withholding. The Corporation shall have the right to withhold from any payment made under the Plan or to collect as a condition of any such payment, any taxes required by law to be withheld. To the extent permitted under a specific Incentive Agreement, a Participant may satisfy this obligation, in whole or in part, by (a) directing the Corporation to withhold such taxes from shares of Common Stock otherwise issuable in connection with a grant or award hereunder, or (b) tendering shares of Common Stock acquired on the open market or held by such Participant for a period of not less than six months. In either case, Common Stock tendered in satisfaction of such obligations shall have a Fair Market Value of not more than an amount equal to the minimum statutory withholding (based on supplemental rates) for federal and state income taxes, including employment taxes. Common Stock withheld hereunder shall be valued at Fair Market Value, determined as of the date that the amount of tax to be withheld shall be determined.

     11.4 Cash Payments. The Committee may, but shall not be required, to award cash payment to a Participant hereunder in an amount sufficient to pay all or a portion of Participant's tax liability attributable to the vesting, exercise and/or payment of an Incentive hereunder, which payment may be determined taking into account the value of such tax payment.

     11.5 Lapse of Restrictions Upon Change in Control. Unless otherwise provided by the Committee at the time of grant or award hereunder or unless otherwise provided in a separate agreement between the Corporation or an Affiliate and a Participant hereunder, in the event of a Change in Control (a) all Forfeiture Restrictions on all shares of Restricted Stock awarded under the Plan shall immediately lapse, (b) all outstanding Options and SARs shall become and remain exercisable during the six-month period following such change or such longer period as may be permitted under an individual Incentive Agreement (but in no event shall an Option or SAR be exercisable more than ten years after its date of grant), (c) all Restricted Stock Units credited to Ledger Accounts hereunder shall be immediately distributable, and, to the extent distributed in the form of Common Stock, such shares shall be free of additional restriction, and (d) all other Performance Objectives or Forfeiture or Holding Period Restrictions then imposed upon Incentives or Common Stock granted, awarded or issued hereunder shall be deemed to be satisfied or lapsed, in their entirety.

     11.6 Additional Legal Requirements; Legends. The obligation of the Corporation or any of its Affiliates to deliver Common Stock to any Participant hereunder or to deliver such stock free of restriction shall be subject to all applicable laws, regulations, rules and approvals deemed necessary or appropriate by the Committee. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate, including a legend to describe any Forfeiture or Holding Period Restriction imposed hereunder.

     11.7 Fractional Shares. No fractional share of Common Stock shall be issued or delivered pursuant to the Plan or any Incentive granted or awarded hereunder.

     11.8 Governing Law. The validity, construction and effect of this Plan and any Incentive granted hereunder shall be determined in accordance with the laws of the State of Louisiana.

     11.9 Compliance with Code Section 162(m). The Committee, in its discretion, shall determine whether any specific Incentive granted or awarded to a Participant who is a Covered Employee shall be structured to constitute "performance-based compensation" within the meaning of Code Section 162(m).

     11.10 Other Benefits. Incentives granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such Participant's compensation, life insurance or other benefits provided by the Corporation or its Affiliates; provided, however, that the value of Incentives shall not be treated as compensation for purposes of computing the value or amount of any such benefit.

     11.11 Deferral Elections. The Committee may permit a Participant to elect to defer any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, vesting or settlement of any Incentive hereunder. The Participant shall enter into a written agreement with the Corporation providing for the deferral of any form of payment hereunder (whether in the form of cash or Common Stock), subject to such terms and conditions as the Committee may deem appropriate.

     11.12 Unfunded. This Plan shall be unfunded and the Corporation shall not be required to segregate any assets in connection with any Incentives. To the extent any Participant (or beneficiary thereof, any Family Member or any other person) acquires a right to receive payments from the Corporation or an Affiliate pursuant to an Incentive, such right shall be no greater than the right of any unsecured general creditor of the Corporation or an Affiliate.

     THIS PLAN was approved by the Board of Directors of Whitney Holding Corporation on December 17, 2003, to be effective upon its approval by the shareholders of the Corporation, as more fully described in Section 5.1 hereof.

                                WHITNEY HOLDING CORPORATION

                                /s/ William L. Marks
                                ---------------------------
                                By:  William L. Marks
                                Its: Chairman of the Board and
                                     Chief Executive Officer

                                                                       Exhibit C
                            FULL TEXT OF ARTICLE XVI
                                OF THE CHARTER OF
                           WHITNEY HOLDING CORPORATION

                                   ARTICLE XVI

     1. The affirmative vote of ninety per cent (90%) of the voting power present at a shareholders meeting for which there is a quorum (as hereinafter defined) shall be required for the adoption, approval or authorization of a business combination (as hereinafter defined) with any other entity (as hereinafter defined) if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, such other entity is the beneficial owner, directly or indirectly, of more than ten per cent (10%) of the outstanding shares of stock of the corporation entitled to vote in elections of directors, considered for the purposes of this Article XVI as one class; provided that such ninety per cent (90%) voting requirement shall not be applicable if:

     (a) The cash, or fair market value of other consideration, to be received per share by capital stockholders of the corporation in such business combination bears the same or a greater percentage relationship to the market price of the corporation's Common Stock immediately prior to the announcement of such business combination as the highest per share price (including brokerage commissions and/or soliciting dealers' fees) which such other entity has theretofore paid for any of the shares of the corporation's Common Stock already owned by it bears to the market price of the Common Stock of the corporation immediately prior to the commencement of acquisition of the corporation's Common Stock by such other entity;

     (b) The cash, or fair market value of other consideration, to be received per share by capital stockholders of the corporation in such business combination (i) is not less than the highest per share price (including brokerage commissions and/or soliciting dealers' fees) paid by such other entity in acquiring any of its holdings of the Corporation's Common Stock, and (ii) is not less than the earnings per share of Common Stock of the corporation for the four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on such business combination, multiplied by the then price/earnings multiple (if any) of such other entity as customarily computed and reported in the financial community;

     (c) After such other entity has acquired a ten per cent (10%) interest and prior to the consummation of such business combination: (i) such other entity shall have taken steps to ensure that the corporation's Board of Directors included at all times representation by continuing director(s) (as hereinafter defined) proportionate to the stockholdings of the corporation's public capital stockholders not affiliated with such other entity (with a continuing director to occupy any resulting fractional board position); (ii) there shall have been no reduction in the rate of dividends payable on the corporation's Common Stock except as may have been approved by a unanimous vote of the directors; (iii) such other entity shall not have acquired any newly issued shares of stock, directly or indirectly, from the corporation (except upon conversion of convertible securities acquired by it prior to obtaining a ten per cent (10%) interest or as a result of a pro rata stock dividend or stock split); and (iv) such other entity shall not have acquired any additional shares of the corporation's outstanding Common Stock or securities convertible into Common Stock except as a part of the transaction which results in such other entity acquiring its ten per cent (10%) interest;

     (d) Such other entity shall not have (i) received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the corporation, or (ii) made any major change in the corporation's business or equity capital structure without the unanimous approval of the directors, in either case prior to the consummation of such business combination; and

     (e) A proxy  statement  responsive to the  requirements  of the  Securities
Exchange Act of 1934 shall be mailed to public stockholders of the corporation for the purpose of soliciting stockholder approval of such business combination and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination which the continuing directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such business combination, from the point of view of the remaining public stockholders of the corporation (such investment banking firm to be selected by a majority of the continuing directors and to be paid a reasonable fee for their services by the corporation upon receipt of such opinion).

     The provisions of this Article XVI shall also apply to a business combination with any other entity which at any time has been the beneficial owner, directly or indirectly, of more than ten per cent (10%) of the outstanding shares of stock of the corporation entitled to vote in elections of directors, considered for the purposes of this Article XVI as one class, notwithstanding the fact that such other entity has reduced its shareholdings below ten per cent (10%) if, as of the record date for the determination of stockholders entitled to notice of and to vote on the business combination, such other entity is an "affiliate" of the corporation (as hereinafter defined).

     2. As used in this Article XVI, (a) the term "other entity" shall include any corporation, person or other entity and any other entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of stock of the corporation, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1984, together with the successors and assigns of such persons in any transaction or series of transactions not involving a public offering of the corporation's stock within the meaning of the Securities Act of 1933; (b) another entity shall be deemed to be the beneficial owner of any shares of stock of the corporation which the other entity (as defined above) has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (c) the outstanding shares of any class of stock of the corporation shall include shares deemed owned through application of clause (b) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (d) the term "business combination" shall include any merger or consolidation of the corporation or its principal subsidiary with or into any other corporation, or the sale or lease of all or any substantial part of the assets of the corporation or its principal subsidiary to, or any sale or lease to the corporation or any subsidiary thereof in exchange for securities of the corporation or its principal subsidiary of any assets of any other entity;
(e) the term "continuing director" shall mean a person who was a member of the Board of Directors of the corporation elected by the public stockholders prior to the time that such other entity acquired in excess of ten per cent (10%) of the stock of the corporation entitled to vote in elections of directors, or a person recommended to succeed a continuing director by a majority of continuing directors; (f) for purposes of the vote required by this Article XVI, the term "quorum" shall mean the presence, in person or by proxy, of the holders of ninety per cent (90%) of the total voting power of the corporation; and (g) for the purposes of subparagraphs l(a) and (b) of this Article XVI the term "other consideration to be received" shall mean Common Stock of the corporation retained by its existing public stockholders in the event of a business combination with such other entity in which the corporation is the surviving corporation.

     3. A majority of the continuing directors shall have the power and duty to determine for the purposes of this Article XVI on the basis of information known to them whether (a) such other entity beneficially owns more than ten per cent (10%) of the outstanding shares of stock of the corporation entitled to vote in elections of directors, (b) an other entity is an "affiliate" or "associate" (as defined above) of another or (c) an other entity has an agreement, arrangement or understanding with another.

     4. No amendment to the Charter of the corporation shall amend, alter, change or repeal any of the provisions of this Article XVI, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of ninety per cent (90%) of the total voting power present at a shareholders meeting for which there is a quorum (as defined above); provided that this paragraph 4 shall not apply to, and such ninety per cent (90%) vote shall not be required for, any amendment, alteration, change, or repeal unanimously recommended to the stockholders by the Board of Directors of the corporation if all of such directors are persons who would be eligible to serve as "continuing directors" within the meaning of paragraph 2 of this Article XVI.

     5. Nothing contained in this Article XVI shall be construed to relieve any other entity from any fiduciary obligation imposed by law.

                        ANNUAL MEETING OF SHAREHOLDERS OF
                           WHITNEY HOLDING CORPORATION

                                 April 28, 2004

                            Proxy Voting Instructions

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-776-9437 and follow the instructions. Have your access number, located at the right of the gray shaded block, and the proxy ballot available when you call.

                                      -OR-
TO VOTE BY INTERNET
-------------------
Please access the web page "www.voteproxy.com" and follow the on-screen instructions. Have your access number, located to the right of the gray shaded block and your proxy ballot when you access the web page.

                                      -OR-
TO VOTE BY MAIL
---------------

Please mark, sign, date and mail your proxy ballot in the enclosed postage-paid envelope provided as soon as possible.


RECEIVE FUTURE PROXY MATERIALS VIA THE INTERNET
-----------------------------------------------
Registered shareholders can elect to receive the Company's future proxy materials, including the annual report on Form 10-K, via the Internet. To enroll, please go to our transfer agent's website at www.amstock.com. You will need to enter the company number and your account number as provided above.


Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


1. Election of Directors to serve until the 2005 or 2009 Annual Meetings as specified below or until their successors are elected and qualified.

                         NOMINEES:
---FOR ALL NOMINEES      -- Kathryn M. Sullivan     (TERM EXPIRING 2005)
                         -- Harry J. Blumenthal,Jr. (TERM EXPIRING 2009)
---WITHHOLD AUTHORITY    -- Joel B. Bullard, Jr.    (TERM EXPIRING 2009)
   FOR ALL NOMINEES      -- Angus R. Cooper, II     (TERM EXPIRING 2009)

---FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS:  To withhold authoritoy to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the
               circle next to each nominee you wish to withhold,
               as shown here:
-------------------------------------------------------------------------------
                                                                FOR  AGAINST
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.               ABSTAIN
2. Proposal to adopt the new 2004 Whitney Holding Corporation ---- ----- ----- Long Term Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" RPOPOSAL 3.  ---- ----- -----
3.  Shareholder proposal that Article XVI of Whitney Holding
    Corporation's Articles of Incorporation be deleted, as more fully set forth in the accompanying proxy statement.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above.Please note that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

SIGNATURE OF SHAREHOLDER:                                     Date:
                         ----------------------------------       --------------

Note:Please sign exactly as the name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             YOUR VOTE IS IMPORTANT


Whether or not you expect to attend the Annual Meeting, your vote is important. If voting by mail, please mark, date, sign and promptly return the attached proxy ballot in the accompanying postage-paid envelope. No postage is required if mailed in the United States. You may also vote toll-free over the telephone or through the Internet. You may later revoke your proxy and vote in person.

If you return the proxy card but do not specify a manner of voting, the proxy will be voted "For" Proposal 1, "For" Proposal 2 and "Against" Proposal 3.

                 Internet Delivery of Proxy Materials Available

Registered shareholders can elect to receive the Company's future proxy materials, including the annual report on Form 10-K, via the Internet. To elect this method of delivery, simply follow the instructions on the reverse. Shareholders who make this election will be notified by American Stock Transfer & Trust Company via E-mail when the materials are available. You will not be mailed a printed copy of the materials.

Shareholders who do not elect and consent to Internet delivery will continue to be mailed the printed copy of the annual report on Form 10-K, proxy statement and proxy card.

If you plan to attend the Annual Meeting, parking is available at the Whitney Garage. Please use the Gravier Street entrance, bring your parking ticket with you to the meeting and present it to one of the attendants at the registration table to be validated.


                           WHITNEY HOLDING CORPORATION
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lloyd J. Abadie, Richard C.Hart and John A. Rehage, and each of them, proxies with full power of substitution, to represent and to vote all shares of Common Stock of Whitney Holding Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on April 28, 2004 or any adjournments or postponements thereof (1) as hereinafter specified upon the proposal listed on the reverse side and (2) in their discretion upon such other business as may properly come before the meeting.

                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------
COMMENTS: